                                                                  EXHIBIT 10.51
                                                                  EXECUTION COPY

                                 $750,000,000


                               CREDIT AGREEMENT

                           Dated as of June 11, 1999

                                     Among

                                  ACE LIMITED

                          ACE BERMUDA INSURANCE LTD.

                      TEMPEST REINSURANCE COMPANY LIMITED

                             ACE INA HOLDINGS INC.

                                 as Borrowers
                                 -- ---------

                                      and

                       THE INITIAL LENDERS NAMED HEREIN

                              as Initial Lenders
                              -- ------- -------

                                      and

              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                    as Lead Arranger and Syndication Agent
                    --------------------------------------

                                      and

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                            as Administrative Agent
                            -- -------------- -----

                                      and

                          J.P. MORGAN SECURITIES INC.

                                as Co-Arranger
                                -- -----------

                                      and

             BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION

                             CHASE MANHATTAN BANK

                          as Co-Documentation Agents
                          -- ---------------- ------

                       T A B L E   O F   C O N T E N T S


Section                                                                     Page


                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01.  Certain Defined Terms                                          1
SECTION 1.02.  Computation of Time Periods; Other Definitional Provisions    19
SECTION 1.03.  Accounting Terms and Determinations                           19

                                  ARTICLE II

                  AMOUNTS AND TERMS OF THE COMMITTED ADVANCES

SECTION 2.01.  The Committed Advances                                        20
SECTION 2.02.  Making the Committed Advances                                 20
SECTION 2.03.  The Competitive Bid Advances                                  22
SECTION 2.04.  Repayment of Committed Advances                               25
SECTION 2.05.  Termination or Reduction of the Commitments                   25
SECTION 2.06.  Prepayments                                                   26
SECTION 2.07.  Interest                                                      26
SECTION 2.08.  Fees                                                          28
SECTION 2.09.  Conversion of Advances                                        28
SECTION 2.10.  Increased Costs, Etc.                                         29
SECTION 2.11.  Payments and Computations                                     31
SECTION 2.12.  Taxes                                                         32
SECTION 2.13.  Sharing of Payments, Etc.                                     34
SECTION 2.14.  Use of Proceeds                                               34
SECTION 2.15.  Defaulting Lenders                                            34
SECTION 2.16.  Replacement of Affected Lender                                37

                                  ARTICLE III

                             CONDITIONS OF LENDING

SECTION 3.01.  Conditions Precedent to All Committed Borrowings in Respect
                    of the Acquisition                                       37
SECTION 3.02.  Conditions Precedent to Each Committed Borrowing in Respect
                    of the Acquisition                                       41
SECTION 3.03.  Conditions Precedent to Each Competitive Bid Borrowing        42
SECTION 3.04.  Determinations Under Section 3.01                             42

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Representations and Warranties of the Borrowers               43

                                      ii
Section                                                                     Page
                                   ARTICLE V

                          COVENANTS OF THE BORROWERS

SECTION 5.01.  Affirmative Covenants                                         47
SECTION 5.02.  Negative Covenants                                            49
SECTION 5.03.  Reporting Requirements                                        53
SECTION 5.04.  Financial Covenants                                           56

                                  ARTICLE VI

                               EVENTS OF DEFAULT

SECTION 6.01.  Events of Default                                             56

                                  ARTICLE VII

                                 THE GUARANTY

SECTION 7.01.  The Guaranty                                                  59
SECTION 7.02.  Guaranty Unconditional                                        59
SECTION 7.03.  Discharge Only upon Payment in Full; Reinstatement in
                    Certain Circumstances                                    60
SECTION 7.04.  Waiver by the Borrowers                                       60
SECTION 7.05.  Subrogation                                                   60
SECTION 7.06.  Stay of Acceleration                                          61
SECTION 7.07.  Continuing Guaranty; Assignments                              61

                                  THE AGENTS

SECTION 8.01.  Authorization and Action                                      61
SECTION 8.02.  Agents' Reliance, Etc.                                        62
SECTION 8.03.  MGT and Affiliates                                            62
SECTION 8.04.  Lender Credit Decision                                        62
SECTION 8.05.  Indemnification                                               63
SECTION 8.06.  Successor Agents                                              63

                                  ARTICLE IX

                                 MISCELLANEOUS

SECTION 9.01.  Amendments, Etc.                                              64
SECTION 9.02.  Notices, Etc.                                                 64
SECTION 9.03.  No Waiver; Remedies                                           64
SECTION 9.04.  Costs and Expenses                                            65
SECTION 9.05.  Right of Set-off                                              66

                                     iii
Section                                                                     Page

SECTION 9.06.  Binding Effect                                                66
SECTION 9.07.  Assignments and Participations                                66
SECTION 9.08.  Execution in Counterparts                                     71
SECTION 9.09.  Confidentiality                                               71
SECTION 9.10.  Jurisdiction, Etc.                                            71
SECTION 9.11.  Governing Law                                                 72
SECTION 9.12.  Waiver of Jury Trial                                          72

SCHEDULES

Schedule I        -  Commitments and Applicable Lending Offices
Schedule 4.01(b)  -  Subsidiaries
Schedule 5.02(a)  -  Lien


EXHIBITS

Exhibit A-1       -  Form of Committed Note
Exhibit A-2       -  Form of Competitive Bid Note
Exhibit B-1       -  Form of Notice of Committed Borrowing
Exhibit B-2       -  Form of Notice of Competitive Bid Borrowing
Exhibit C         -  Form of Assignment and Acceptance
Exhibit D         -  Form of Solvency Certificate
Exhibit E-1       -  Form of Opinion of Cayman Islands Counsel to the Parent
Exhibit E-2       -  Form of Opinion of New York Counsel to the Loan Parties
Exhibit E-3       -  Form of Opinion of Bermuda Counsel to Ace Bermuda and
                        Tempest
Exhibit G         -  Form of Designation Agreement

                               CREDIT AGREEMENT


          CREDIT AGREEMENT dated as of June 11, 1999 among ACE Limited, a Cayman Islands company (the "Parent") , ACE Bermuda Insurance Ltd ("ACE Bermuda"), Tempest Reinsurance Company Limited ("Tempest"), ACE INA Holdings Inc. ("ACE INA") (Ace Bermuda, Tempest and ACE INA together with the Parent, the "Borrowers"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders (the "Initial Lenders") Merrill Lynch, Pierce, Fenner & Smith Incorporated ("ML&Co."), as syndication agent (together with any successor syndication agent appointed pursuant to Article VIII, the "Syndication Agent") and as lead arranger (the "Lead Arranger"), Morgan Guaranty Trust Company of New York ("MGT"), as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII, the "Administrative Agent" and, together with the Syndication Agent, the "Agents") for the Lenders (as hereinafter defined), and J.P. Morgan Securities Inc. ("J.P. Morgan"), as co-arranger (the "Co-Arranger").


PRELIMINARY STATEMENTS:

          (1) The Parent or one of its Affiliates (as hereinafter defined) intends to acquire (the "Acquisition") the domestic and international property and casualty businesses ("CIGNAP&C") of Cigna Corporation (the "Seller"). Currently, CIGNAP&C is a division of the Seller.

          (2) The Borrowers have requested that, immediately upon the consummation of the Acquisition (or any portion thereof), the Lenders lend to the Borrowers up to $750,000,000 to pay transaction fees and expenses, and that, from time to time, the Lenders lend to the Borrowers to provide working capital for the Borrowers and their Subsidiaries and for other general corporate purposes. The Lenders have indicated their willingness to agree to lend such amounts on the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "ACE Bermuda" has the meaning specified in the recital of parties to this Agreement.

          "ACE INA" has the meaning specified in the recital of parties to this Agreement.

          "ACE INA 364-Day Revolving Credit Facility" means the 364-Day Revolving Credit Agreement dated as of the date hereof among the Parent, ACE INA, as borrower, the subsidiary guarantors referred to therein, the lenders party thereto, ML&Co. as syndication agent and lead arranger, MGT as administrative agent, and J.P. Morgan as co-arranger, as the same may be amended, modified or otherwise supplemented from time to time.

          "Acquisition" has the meaning specified in the Preliminary Statements.

          "Adjusted Consolidated Debt" means, at any time, an amount equal to
     (i) the then outstanding Consolidated Debt of the Parent and its Subsidiaries plus (ii) 50% of the then issued and outstanding amount of Preferred Securities (other than any Mandatorily Convertible Preferred Securities).

          "Administrative Agent" has the meaning specified in the recital of parties to this Agreement.

          "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent with Morgan Guaranty Trust Company of New York, at its office at 60 Wall Street, New York, New York 10260, Account No. 999 99 090, Attention: Bill Wood, or such other account as the Administrative Agent shall specify in writing to the Lenders.

          "Advance" means a Committed Advance or a Competitive Bid Advance.

          "Affected Lender" means any Lender that (i) has made, or notified any Borrower that an event or circumstance has occurred which may give rise to, a demand for compensation under Section 2.10(a) or (b) or Section 2.12 (but only so long as the event or circumstance giving rise to such demand or notice is continuing) or (ii) has notified any Borrower (which notice has not been withdrawn) of any event or circumstance of a type described in
     Section 2.10(c) or (d).

          "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

          "Agents" has the meaning specified in the recital of parties to this Agreement.

          "Applicable Facility Fee Percentage" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating    Applicable Facility Fee
S&P/Moody's                  Percentage
---------------------------------------------
Level 1                                 0.100%
--------------------
A-/A3 and above
---------------------------------------------
Level 2                                 0.125%
--------------------
BBB+/Baa1
---------------------------------------------
Level 3                                 0.150%
--------------------
BBB/Baa2
---------------------------------------------
Level 4                                 0.200%
--------------------
BBB-/Baa3
---------------------------------------------
Level 5                                 0.300%
--------------------
Lower than Level 4
---------------------------------------------

          "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a Competitive Bid Advance, the office of such Lender notified by such Lender to the Administrative Agent as its Applicable Lending Office with respect to such Competitive Bid Advance.

          "Applicable Margin" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

                                             Applicable Margin
                        Applicable Margin          for
 Public Debt Rating          for              Eurodollar Rate
    S&P/Moody's         Base Rate Advances        Advances
------------------------------------------------------------
Level 1                             0.00%              0.400%
--------------------
A-/A3 and above
------------------------------------------------------------
Level 2                             0.00%              0.500%
--------------------
BBB+/Baa1
------------------------------------------------------------
Level 3                             0.00%              0.600%
--------------------
BBB/Baa2
------------------------------------------------------------
Level 4                             0.00%              0.675%
--------------------
BBB-/Baa3
------------------------------------------------------------
Level 5                             0.00%              1.325%
--------------------
Lower than Level 4
------------------------------------------------------------

     provided, however, that, if as of any date of determination the aggregate outstanding principal amount of Committed Advances on such day exceeds 33% of the aggregate Commitments on such day, the Applicable Margin for such date shall be the percentage per annum determined above plus 0.125%.

          "Approved Fund" means, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Approved Investment" means any Investment that was made by the Parent or any of its Subsidiaries pursuant to investment guidelines set forth by the board of directors of the Parent which are consistent with past practices.

          "Arrangers" means each of the Lead Arranger and the Co-Arranger.

          "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit C hereto.

          "Bankruptcy Law" means any proceeding of the type referred to in
     Section 6.01(f) or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

          "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

               (a) the rate of interest announced publicly by MGT in New York, New York, from time to time, as MGT s prime rate; and

               (b) 1/2 of 1% per annum above the Federal Funds Rate.

          "Base Rate Advance" means a Committed Advance that bears interest as provided in Section 2.07(a)(i).

          "Borrowers" has the meaning specified in the recital of parties to this Agreement.

          "Borrowers' Five-Year Revolving Credit Facility" means the Five-Year Revolving Credit Agreement dated as of the date hereof among the Borrowers, the lenders party thereto, ML&Co. as syndication agent and lead arranger, MGT as administrative agent and J.P. Morgan as co-arranger, as the same may be amended, modified or otherwise supplemented from time to time.

          "Borrowers' Account" means the account of one or more Borrowers maintained by such Borrower(s) with The Bank of Bermuda Limited at its office at 6 Front Street, Hamilton, Bermuda HM12 Account No.18000035,
     Attention: Maria Aguiar, or such other account as the Parent shall specify in writing to the Administrative Agent or such other account as the Borrowers (or any one of them) shall specify in writing to the Administrative Agent.

          "Borrowing" means a Committed Borrowing or a Competitive Bid
     Borrowing.

          "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances or LIBO Rate Advances, on which dealings are carried on in the London interbank market.

          "Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

          "Change of Control" means the occurrence of any of the following: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Interests of the Parent (or other securities convertible into such Voting Interests) representing 30% or more of the combined voting power of all Voting Interests of the Parent; or (b) a majority of the board of directors of the Parent shall not be Continuing Members; or (c) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that results in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Parent.

          "CIGNAP&C" has the meaning specified in the Preliminary Statements.

          "Co-Arranger" has the meaning specified in the recital of parties to this Agreement.

          "Commitment" means, with respect to any Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender's "Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Committed Advance" has the meaning specified in Section 2.01(a).

          "Committed Borrowing" means a borrowing consisting of simultaneous Committed Advances of the same Type made by the Lenders to the same Borrower.

          "Committed Facility" means, at any time, the aggregate amount of the Lenders' Commitments at such time.

          "Committed Note" means a promissory note of any Borrower payable to the order of any Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Committed Advances made by such Lender, as amended.

          "Competitive Bid Advance" means an advance by a Lender to any Borrower as part of a Competitive Bid Borrowing resulting from the competitive bidding procedure described in Section 2.03 and refers to a Fixed Rate Advance or a LIBO Rate Advance.

          "Competitive Bid Borrowing" means a borrowing consisting of simultaneous Competitive Bid Advances from each of the Lenders whose offer to make one or more Competitive Bid Advances as part of such borrowing has been accepted under the competitive bidding procedure described in Section 2.03.

          "Competitive Bid Note" means a promissory note of any Borrower payable to the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of such Borrower to such Lender resulting from Competitive Bid Advances made by such Lender.

          "Confidential Information" means information that any Loan Party furnishes to any Agent or any Lender, but does not include any such information that is or becomes generally available to the public other than as a result of a breach by such Agent or any Lender of its obligations hereunder or that is or becomes available to such Agent or such Lender from a source other than the Loan Parties that is not, to the best of such Agent's or such Lender's knowledge, acting in violation of a confidentiality agreement with a Loan Party.

          "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

          "Consolidated Net Income" means, for any period, the net income of the Parent and its Consolidated Subsidiaries, determined on a Consolidated basis for such period.

          "Consolidated Tangible Net Worth" means at any date the Consolidated stockholder's equity of the Parent and its Consolidated Subsidiaries (plus, to the extent not included in such Consolidated stockholder's equity, the outstanding amount of all Mandatorily Convertible Preferred Securities) less their Consolidated Intangible Assets, all determined as of such date, provided that such determination for purposes of Section 5.04 shall be made without giving effect to adjustments pursuant to Statement No. 115 of the Financial Accounting Standards Board of the United States of America. For purposes of this definition, "Intangible Assets" means the amount (to the extent reflected in determining such Consolidated stockholder's equity) of
     (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to March 31, 1999 in the book value of any asset owned by the Parent or a Consolidated Subsidiary and (ii) all unamortized debt discount and expense, unamortized deferred charges, deferred acquisition cost relating to the acquisition of the stock or assets of any other Person, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expense and other intangible assets.

          "Contingent Obligation" means, with respect to any Person, any obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other payment obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor,
     (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that Contingent Obligations shall not include any obligations of any such Person arising under insurance contracts entered into in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

          "Continuing Member" means a member of the Board of Directors of the Parent who either (i) was a member of the Parent's Board of Directors on the date of execution and delivery of this Agreement by the Parent and has been such continuously thereafter or (ii) became a member of such Board of Directors after such date and whose election or nomination for election was approved by a vote of the majority of the Continuing Members then members of the Parent's Board of Directors.

          "Conversion", "Convert" and "Converted" each refer to a conversion of Committed Advances of one Type into Committed Advances of the other Type pursuant to Section 2.09 or 2.10.

          "Debenture" means debt securities issued by ACE INA or the Parent to the Special Purpose Trust in exchange for proceeds of Preferred Securities.

          "Debt" of any Person means, without duplication for purposes of calculating financial ratios, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under Capitalized Leases (excluding imputed interest), (f) all obligations of such Person under acceptance, letter of credit or similar facilities, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person or any warrants, rights or options to acquire such capital stock (excluding payments under a contract for the forward sale of ordinary shares of such Person issued in a public offering), valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Contingent Obligations of such Person in respect of Debt (of the types described above) of any other Person and (i) all indebtedness and other payment obligations referred to in clauses (a) through (h) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment obligations; provided, however, that the amount of Debt of such Person under clause (i) above shall, if such Person has not assumed or otherwise become liable for any such Debt, be limited to the lesser of the principal amount of such Debt or the fair market value of all property of such Person securing such Debt; provided further that "Debt" shall not include obligations in respect of insurance or reinsurance contracts entered into in the ordinary course of business; provided further that, solely for purposes of Section 5.04 and the definitions of "Adjusted Consolidated Debt" and "Total Capitalization", "Debt" shall not include (x) any contingent obligations of any Person under or in connection with acceptance, letter of credit or similar facilities or (y) obligations of the Parent or ACE INA under any Debentures or under any subordinated guaranty of any Preferred Securities or obligations of the Special Purpose Trust under any Preferred Securities.

          "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Defaulted Advance" means, with respect to any Lender at any time, the portion of any Committed Advance required to be made by such Lender to any Borrower pursuant to Section 2.01 or 2.02 at or prior to such time that has not been made by such Lender or by the Administrative Agent for the account of such Lender pursuant to Section 2.02(d) as of such time.

          "Defaulted Amount" means, with respect to any Lender at any time, any amount required to be paid by such Lender to any Agent or any other Lender hereunder or under any other Loan Document at or prior to such time that has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender to (a) the Administrative Agent pursuant to Section 2.02(d) to reimburse the Administrative Agent for the amount of any Committed Advance made by the Administrative Agent for the account of such Lender, (b) any other Lender pursuant to Section 2.13 to purchase any participation in Committed Advances owing to such other Lender and (c) any Agent pursuant to Section 8.05 to reimburse such Agent for such Lender's ratable share of any amount required to be paid by the Lenders to such Agent as provided therein.

          "Defaulting Lender" means, at any time, any Lender that, at such time,
     (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take any action or be the subject of any action or proceeding of a type described in
     Section 6.01(f).

          "Designated Bidder" means (a) an Eligible Assignee or (b) a special purpose corporation that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the then equivalent grade) by S&P that, in the case of either clause (a) or (b), (i) is organized under the laws of the United States or any State thereof, (ii) shall have become a party hereto pursuant to Section 9.07(f), (g) and (h) and (iii) is not otherwise a Lender.

          "Designation Agreement" means a designation agreement entered into by a Lender (other than a Designated Bidder) and a Designated Bidder, and accepted by the Administrative Agent and the Parent (such acceptance, in the case of the Parent, not to be unreasonably withheld), in substantially the form of Exhibit I hereto.

          "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, as the case may be, or such other office of such Lender as such Lender may from time to time specify to any Borrower and the Administrative Agent.

          "Effective Date" means the first date on which the conditions set forth in Article III shall have been satisfied.

          "Eligible Assignee" means (i) a Lender, (ii) an Affiliate of a Lender, or (iii) a commercial bank, a savings bank or other financial institution that is approved by the Administrative Agent and, unless an Event of a Default has occurred and is continuing at the time any assignment is effected pursuant to Section 9.07, the Parent (such approval of the Parent not to be unreasonably withheld or delayed); provided, however, that neither any Loan Party nor any Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.

          "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

          "Environmental Law" means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

          "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

          "Equity Interests" means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

          "Equity Issuance" means one or more issuances by the Parent and/or ACE INA of Equity Interests and/or equity-linked securities, the Net Cash Proceeds of which shall be at least $500,000,000.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code or Section 4001 of ERISA.

          "Eurocurrency Liabilities" has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Parent and the Administrative Agent.

          "Eurodollar Rate" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Committed Borrowing, an interest rate per annum equal to the rate per annum (rounded upwards, if not an integral multiple of 1/32 or 1/100 of 1%, to the nearest 1/100 of 1%) appearing on Dow Jones Markets (Telerate) Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period (provided that, if for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Interest Period for all Eurodollar Rate Advances comprising part of the same

     Committed Borrowing, the rate per annum (rounded upwards, if not an integral multiple of 1/32 or 1/100 of 1% to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates).

          "Eurodollar Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(ii).

          "Eurodollar Rate Reserve Percentage" for any Interest Period for all Eurodollar Rate Advances comprising part of the same Committed Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

          "Events of Default" has the meaning specified in Section 6.01.

          "Existing Debt" means Debt of each Loan Party and its Subsidiaries outstanding immediately before giving effect to the Acquisition.

          "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Fee Letter" means the fee letter dated January 11, 1999 among the Parent, the Arrangers, the Administrative Agent and Merrill Lynch, as amended.

          "Fiscal Year" means a fiscal year of the Parent and its Consolidated Subsidiaries ending on September 30 in any calendar year.

          "Foreign Government Scheme or Arrangement" has the meaning specified in Section 4.01(n) (iv).

          "Foreign Plan" has the meaning specified in Section 4.01 (n) (iv).

          "Fixed Rate Advances" has the meaning specified in Section 2.03(a)(i).

          "GAAP" has the meaning specified in Section 1.03.

          "Granting Lender" has the meaning specified in Section 9.07(l).

          "Guaranty" means the undertaking by each of the Borrowers under
     Article VII.

          "Hazardous Materials" means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

          "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements.

          "Indemnified Party" has the meaning specified in Section 9.04(b).

          "Information Memorandum" means the information memorandum dated February, 1999 used by the Arrangers in connection with the syndication of the Commitments.

          "Initial Extension of Credit" means the initial Committed Borrowing hereunder.

          "Initial Lenders" has the meaning specified in the recital of parties to this Agreement.

          "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Committed Borrowing and each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing, the period commencing on the date of such Eurodollar Rate Advance or LIBO Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower requesting such Borrowing or Conversion pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the applicable Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one or two weeks or one, two, three or six months, as the Borrower requesting such Borrowing or Conversion may, upon notice received by the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

               (a) such Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance that ends after the Termination Date;

               (b) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Committed Borrowing or for LIBO Rate

          Advances comprising part of the same Competitive Bid Borrowing shall be of the same duration;

               (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

               (d) whenever the first day of any Interest Period (other than a one or two week Interest Period) occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any Equity Interests or Debt or the assets comprising a division or business unit or a substantial part or all of the business of such Person, any capital contribution to such Person or any other direct or indirect investment in such Person, including, without limitation, any acquisition by way of a merger or consolidation and any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (h) or (i) of the definition of "Debt" in respect of such Person; provided, however, that any purchase by any Loan Party or any Subsidiary of any catastrophe-linked instruments which are (x) issued for the purpose of transferring traditional reinsurance risk to the capital markets and (y) purchased by such Loan Party or Subsidiary in accordance with its customary reinsurance underwriting procedures, or the entry by any Loan Party or any Subsidiary into swap transactions relating to such instruments in accordance with such procedures, shall be deemed to be the entry by such Person into a reinsurance contract and shall not be deemed to be an Investment by such Person.

          "J.P. Morgan" has the meaning specified in the recital of parties to this Agreement.

          "Lead Arranger" has the meaning specified in the recital of parties to this Agreement.

          "Lenders" means the Initial Lenders and each Person that shall become a Lender hereunder pursuant to Section 9.07(a), (b) and (c) for so long as such Initial Lender or Person, as the case may be, shall be a party to this Agreement and, solely when used in reference to a Competitive Bid Advance, a Competitive Bid Borrowing, a Competitive Bid Note, or a related term, each Designated Bidder.

          "LIBO Rate" means, for any Interest Period for all LIBO Rate Advances comprising part of the same Competitive Bid Borrowing, an interest rate per annum equal to the rate per annum (rounded upwards, if not an integral multiple of 1/32 or 1/100 of 1%, to the nearest 1/100 of 1%) appearing on Dow Jones Markets (Telerate) Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period (provided that, if for any reason such rate is not available, the term "LIBO Rate" shall mean for any Interest Period for all LIBO Rate Advances comprising part of the same Competitive Bid Borrowing, the rate per annum (rounded upwards, if not an integral multiple of 1/32 or 1/100 of 1%, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates).

          "LIBO Rate Advances" has the meaning specified in Section 2.03(a)(i).

          "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Loan Documents" means (i) this Agreement, (ii) the Notes and (iii) the Fee Letter, in each case as amended.

          "Loan Parties" means the Borrowers.

          "Mandatorily Convertible Preferred Securities" means units comprised of Preferred Securities and a contract for the sale of ordinary shares of the Parent (including "Feline Prides" or any substantially similar securities).

          "Margin Stock" has the meaning specified in Regulation U.

          "Material Adverse Change" means any material adverse change in the business, financial condition, operations or properties of the Parent and its Subsidiaries, taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the business, condition, operations or properties of the Parent and its Subsidiaries, taken as a whole, (b) the rights and remedies of any Agent or any Lender under any Transaction Document or (c) the ability of the Loan Parties, taken as a whole, to perform their obligations under the Transaction Documents.

          "Material Financial Obligation" means a principal amount of Debt and/or payment obligations in respect of any Hedge Agreement of the Parent and/or one or more of its

     Subsidiaries arising in one or more related or unrelated transactions exceeding in the aggregate $25,000,000.

          "Merrill Lynch" means Merrill Lynch Capital Corporation.

          "MGT " has the meaning specified in the recital of parties to this Agreement.

          "ML&Co." has the meaning specified in the recital of parties to this Agreement.

          "Moody's" means Moody's Investors Service, Inc.

          "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset or the incurrence or issuance of any Debt or the sale or issuance of any Equity Interests or Preferred Securities by any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, (b) the amount of taxes payable in connection with or as a result of such transaction and (c) the amount of any Debt secured by a Lien on such asset that, by the terms of the agreement or instrument governing such Debt, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or any Loan Party or any Affiliate of any Loan Party and are properly attributable to such transaction or to the asset that is the subject thereof; provided, however, that in the case of taxes that are deductible under clause (b) above but for the fact that, at the time of receipt of such cash, such taxes have not been actually paid or are not then payable, such Loan Party or such Subsidiary may deduct an amount (the "Reserved Amount") equal to the amount reserved in accordance with GAAP for such Loan Party's or such Subsidiary's reasonable estimate of such taxes, other than taxes for which such Loan Party or such Subsidiary is indemnified; provided further that, at the time such taxes are paid, an amount equal to the amount, if any, by which the Reserved Amount for such taxes exceeds the amount of such taxes actually paid shall constitute "Net Cash Proceeds" of the type for which such taxes were reserved for all purposes hereunder; provided further that, prior to the date on which the Public Debt Rating of the Parent falls to BBB/Baa2 or below, Net Cash Proceeds from the sale, lease, transfer or other disposition of any asset or Equity Interests shall not include any amount of cash proceeds received in connection with such transaction to the extent such cash proceeds are reinvested in the same or related line of business as the business of the Parent.

          "Note" means a Committed Note or a Competitive Bid Note.

          "Notice of Committed Borrowing" has the meaning specified in Section 2.02(a).

          "Notice of Competitive Bid Borrowing" has the meaning specified in
     Section 2.03(a).

          "OECD" means the Organization for Economic Cooperation and Development.

          "Other Taxes" has the meaning specified in Section 2.12(b).

          "Parent" has the meaning specified in the recital of parties to this Agreement.

          "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

          "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than any "multiemployer plan" as such term is defined in section 4001(a)(3) of ERISA), and to which any Loan Party or any ERISA Affiliate may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

          "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced or which are being contested in good faith by appropriate proceedings: (a) Liens for taxes, assessments and governmental charges or levies not yet due and payable; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 90 days; (c) pledges or deposits to secure obligations under workers compensation laws or similar legislation or to secure public or statutory obligations; and
     (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes.

          "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Pre-Commitment Information" means all of the written information in the Information Memorandum provided by or on behalf of the Parent to the Administrative Agent and the Lenders (other than any information therein provided by ML&Co. and its Affiliates).

          "Preferred Interests" means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person's property and assets, whether by dividend or upon liquidation.

          "Preferred Securities" means (i) preferred securities issued by the Special Purpose Trust which shall provide, among other things, that dividends shall be payable only out of proceeds of interest payments on the Debentures, or (ii) other instruments that may be treated in whole or in part as equity for rating agency purposes while being treated as debt for tax purposes.

          "Pro Rata Share" of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender's Commitment as in effect immediately prior to such termination) and the denominator of which is the Committed Facility at such time (or, if the Commitments shall have been terminated pursuant to Section
     2.05 or 6.01, the Committed Facility as in effect immediately prior to such termination).

          "Public Debt Rating" means, as of any date, the lower rating that has been most recently announced by either S&P or Moody's, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Parent. For purposes of the foregoing, (a) if only one of S&P and Moody's shall have in effect a Public Debt Rating, the Applicable Margin or the Applicable Facility Fee Percentage, as the case may be, shall be determined by reference to the available rating; (b) if (i) from and after January 11, 1999, the Parent and its Subsidiaries shall not have sold or issued Equity Interests and/or equity-linked securities or sold, leased, transferred or otherwise disposed of (including through liquidation) material assets generating, in the aggregate, $500,000,000 of Net Cash Proceeds which are used to permanently reduce the Committed Facility and the ACE INA 364-Day Revolving Credit Facility in accordance with their respective terms and (ii) neither S&P nor Moody's shall have in effect a Public Debt Rating, the Applicable Margin and the Applicable Facility Fee Percentage will be set in accordance with Level 3 under the definition of "Applicable Margin" and "Applicable Facility Fee Percentage" as the case may be; (c) if neither S&P nor Moody's shall have in effect a Public Debt Rating (other than under the circumstances described in clause (b) above), the Applicable Margin and the Applicable Facility Fee Percentage shall be set in accordance with the level which is three rating levels below the Parent's S&P financial strength rating at such time, provided that, in the event that the Parent's S&P financial strength rating is affirmed at (i) A+, the applicable Level will be Level 2 and (ii) A+ and on credit watch/review with negative implications, the applicable Level will be Level 3; (d) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (e) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

          "Purchase Agreement" means the Purchase Agreement dated as of January 11, 1999 among the Seller, Cigna Holdings, Inc. and the Parent.

          "Redeemable" means, with respect to any Equity Interest, any Debt or any other right or obligation, any such Equity Interest, Debt, right or obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

          "Register" has the meaning specified in Section 9.07(d).

          "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Required Lenders" means, at any time, Lenders owed or holding at least a majority in interest of aggregate principal amount of the Committed Advances outstanding at such time, or, if no such principal amount is outstanding at such time, Lenders holding at least a majority in interest of the aggregate of the Commitments; provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (A) the aggregate principal amount of the Committed Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, and (B) the Unused Commitment of such Lender at such time.

          "Responsible Officer" means the Chairman, Chief Executive Officer, President, Chief Financial Officer, Treasurer or Chief Investment Officer of the Parent.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

          "Seller" has the meaning specified in the Preliminary Statements to this Agreement.

          "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and
     (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "SPC" has the meaning specified in Section 9.07(l).

          "Special Purpose Trust" means a special purpose business trust established by the Parent or ACE INA of which the Parent or ACE INA will hold all the common interests, which will be the issuer of the Preferred Securities, and which will loan to the Parent or ACE INA (such loan being evidenced by the Debentures) the net proceeds of the issuance and sale of the Preferred Securities.

          "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or
     (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "Surviving Debt" means Debt of each Loan Party and its Subsidiaries outstanding immediately before and after giving effect to the transactions contemplated by the Transaction Documents.

          "Syndication Agent" has the meaning specified in the recital of parties to this Agreement.

          "Taxes" has the meaning specified in Section 2.12(a).

          "Tempest" has the meaning specified in the recital of parties to this Agreement

          "Termination Date" means the earlier of June 9, 2000 and the date of termination in whole of the Commitments.

          "Total Capitalization" means, at any time, an amount (without duplication) equal to (i) the then outstanding Consolidated Debt of the Parent and its Subsidiaries plus (ii) Consolidated stockholders equity of the Parent and its Subsidiaries plus (iii) the then issued and outstanding amount of Preferred Securities and (without duplication) Debentures.

          "Transaction Documents" means, collectively, the Loan Documents and the Purchase Agreement.

          "Type" refers to the distinction between Committed Advances bearing interest at the Base Rate and Committed Advances bearing interest at the Eurodollar Rate.

          "Unused Commitment" means, with respect to any Lender at any time, (a) such Lender's Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Committed Advances made by such Lender (in its capacity as a Lender) hereunder plus (ii) such Lender's Pro Rata Share of the aggregate principal amount of all Competitive Bid Advances hereunder.

          "Voting Interests" means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

          "Welfare Plan" means a welfare plan, as defined in Section 3(1) of ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability.

          "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02. Computation of Time Periods; Other Definitional Provisions. In this Agreement and the other Loan Documents in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding". References in the Loan Documents to any agreement or contract "as amended" shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

          SECTION 1.03. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time ("GAAP"), applied on a basis consistent (except for changes concurred in by the Parent's independent public accountants) with the most recent audited consolidated financial statements of the Parent and its Subsidiaries delivered to the Lenders; provided that, if the Parent notifies the Administrative Agent that the Parent wishes to amend any covenant in Article V to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies the Parent that the Required Lenders wish to amend Article V for such purpose), then the Parent's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective (and, concurrently with the delivery of any financial statements required to be delivered hereunder, the Parent shall provide a statement of reconciliation conforming such financial information to such generally accepted accounting principles as previously in effect), until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Parent and the Required Lenders.


                                  ARTICLE II

                  AMOUNTS AND TERMS OF THE COMMITTED ADVANCES

          SECTION 2.01. The Committed Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each, a "Committed Advance") to any Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such Committed Advance not to exceed such Lender's Unused Commitment at such time; provided, however, that at any time until the Acquisition has been fully consummated the sum of (i) the aggregate amount of Committed Advances outstanding at such time plus (ii) the aggregate amount of "Committed Advances"under the ACE INA 364-Day Revolving Credit Facility outstanding at such time shall not exceed a percentage of the sum of
(i) the Commitments hereunder at the time immediately prior to the first Borrowing hereunder plus the "Commitments" under the ACE INA 364-Day Revolving Credit Facility at the time prior to the first Borrowing thereunder equal to the percentage that the portion of the purchase price allocable (in the reasonable judgment of the Administrative Agent) to the assets acquired at or prior to such time in connection with the Acquisition bears to the aggregate purchase price for all assets to be acquired in connection with the Acquisition. Each Committed Borrowing shall be in an aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Committed Advances made simultaneously by the Lenders ratably according to their Commitments. Within the limits of each Lender's Unused Commitment in effect from time to time, the Borrowers may borrow under this Section 2.01, prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01; provided that on and after the date of the first reduction of the Commitments pursuant to Section 2.05(b), no Borrowing may be made hereunder (other than a Borrowing which is necessary to repay maturing commercial paper or a Borrowing to repay a Competitive Bid Advance) until the date on which the "Commitments" under the ACE INA 364-Day Revolving Credit Facility do not exceed $1,400,000,000 and the Commitments do not exceed $500,000,000.

          SECTION 2.02. Making the Committed Advances. (a) Except as otherwise provided in Section 2.03, each Committed Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Committed Borrowing in the case of a Committed Borrowing consisting of Eurodollar Rate Advances, or the first Business Day prior to the date of the proposed Committed Borrowing in the case of a Committed Borrowing consisting of Base Rate Advances, by any Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier. Each such notice of a Committed Borrowing (a "Notice of Committed Borrowing") shall be by telephone, confirmed immediately in writing or telecopier, in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such Committed Borrowing, (ii) Type of Advances comprising such Committed Borrowing, (iii) aggregate amount of such Committed Borrowing and (iv) in the case of a Committed Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for such Committed Advances. Each Lender shall, before 11:00 A.M. (New York City time) on the date of such Committed Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Committed Borrowing in accordance with the respective Commitments of such Lender and the other Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower requesting such Committed Borrowing by crediting the applicable Borrower's Account.

          (b) Anything in subsection (a) above to the contrary notwithstanding,
(i) no Borrower may select Eurodollar Rate Advances if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to
Section 2.09 or 2.10 and (ii) the Committed Advances may not be outstanding as part of more than ten (10) separate Committed Borrowings.

          (c) Each Notice of Committed Borrowing shall be irrevocable and binding on the Borrower that requested such Committed Borrowing. In the case of any Committed Borrowing that the related Notice of Committed Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower that requested such Committed Borrowing shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Committed Borrowing for such Committed Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Committed Advance to be made by such Lender as part of such Committed Borrowing when such Committed Advance, as a result of such failure, is not made on such date.

          (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Committed Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Committed Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Committed Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower requesting such Committed Borrowing on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and such Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of such Borrower, the interest rate applicable at such time under Section 2.07 to Advances comprising such Committed Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Committed Advance as part of such Committed Borrowing for all purposes.

          (e) The failure of any Lender to make the Committed Advance to be made by it as part of any Committed Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Committed Advance on the date of such Committed Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Committed Advance to be made by such other Lender on the date of any Committed Borrowing.

          SECTION 2.03. The Competitive Bid Advances. (a) Each Lender severally agrees that any Borrower may make Competitive Bid Borrowings under this Section 2.03 from time to time on any Business Day during the period from the date hereof until the date occurring 7 days prior to the Termination Date in the manner set forth below; provided that, following the making of each Competitive Bid Borrowing, the aggregate amount of the Advances then outstanding shall not exceed the aggregate amount of the Commitments of the Lenders.

          (i) Any Borrower may request a Competitive Bid Borrowing under this
     Section 2.03 by delivering to the Administrative Agent, by telecopier, a notice of a Competitive Bid Borrowing (a "Notice of Competitive Bid Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying therein the requested (v) date of such proposed Competitive Bid Borrowing,
     (w) aggregate amount of such proposed Competitive Bid Borrowing, (x) in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, Interest Period, or in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances, maturity date for repayment of each Fixed Rate Advance to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than the date occurring 7 days after the date of such Competitive Bid Borrowing or later than the earlier of (I) 180 days after the date of such Competitive Bid Borrowing and (II) the Termination Date), (y) interest payment date or dates relating thereto, and (z) other terms (if any) to be applicable to such Competitive Bid Borrowing, not later than 10:00 A.M. (New York City time) (A) at least one Business Day prior to the date of the proposed Competitive Bid Borrowing, if such Borrower shall specify in the Notice of Competitive Bid Borrowing that the rates of interest to be offered by the Lenders shall be fixed rates per annum (the Advances comprising any such Competitive Bid Borrowing being referred to herein as "Fixed Rate Advances") and (B) at least four Business Days prior to the date of the proposed Competitive Bid Borrowing, if such Borrower shall instead specify in the Notice of Competitive Bid Borrowing that the rates of interest to be offered by the Lenders are to be based on a margin above or below the LIBO Rate (the Advances comprising such Competitive Bid Borrowing being referred to herein as "LIBO Rate Advances"). Each Notice of Competitive Bid Borrowing shall be irrevocable and binding on such Borrower. The Administrative Agent shall in turn promptly notify each Lender of each request for a Competitive Bid Borrowing received by it from such Borrower by sending such Lender a copy of the related Notice of Competitive Bid Borrowing.

          (ii) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid Advances to the Borrower requesting the Competitive Bid Advances as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to the Borrower requesting the Competitive Bid Borrowing), before 9:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances and before 10:00 A.M. (New York City time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, of the minimum amount and maximum amount of each Competitive Bid Advance which such Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.03(a), exceed such Lender's Commitment, if any), the rate or rates of interest therefor and such Lender's Applicable Lending Office with respect to such Competitive Bid Advance; provided that if the Administrative Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower requesting such Competitive Bid Borrowing of such offer at least 30 minutes before the time and on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify the Administrative Agent, before 10:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders, and such Lender shall not be obligated to, and shall not, make any Competitive Bid Advance as part of such Competitive Bid Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Bid Advance as part of such proposed Competitive Bid Borrowing.

          (iii) The Borrower requesting any particular Competitive Bid Borrowing shall, in turn, before 10:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances and before 11:00 A.M. (New York City time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, either:

               (x) cancel such Competitive Bid Borrowing by giving the Administrative Agent notice to that effect, or

               (y) accept one or more of the offers made by any Lender or Lenders pursuant to paragraph (ii) above, in its sole discretion, by giving notice to the Administrative Agent of the amount of each Competitive Bid Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to such Borrower by the Administrative Agent on behalf of such Lender for such Competitive Bid Advance pursuant to paragraph
          (ii) above) to be made by each such Lender as part of such Competitive Bid Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Administrative Agent notice to that effect. The Borrower that requested such Competitive Bid Borrowing shall accept the offers made by any Lender or Lenders to make Competitive Bid Advances in order of the lowest to the highest rates of interest offered by such Lenders. If two or more Lenders have offered the same interest rate, the amount to be borrowed at such interest rate will be allocated among such Lenders in proportion to the amount that each such Lender offered at such interest rate.

          (iv) If the Borrower that requested any particular Competitive Bid Borrowing notifies the Administrative Agent that such Competitive Bid Borrowing is cancelled pursuant to paragraph (iii)(x) above, the Administrative Agent shall give prompt notice thereof to the Lenders and such Competitive Bid Borrowing shall not be made.

          (v) If the Borrower that requested any particular Competitive Bid Borrowing accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Administrative Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by such Borrower, (B) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing, and (C) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, upon receipt, that the Administrative Agent has received forms of documents appearing to fulfill the applicable conditions set forth in Article III. Each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing shall, before 12:00 noon (New York City time) on the date of such Competitive Bid Borrowing specified in the notice received from the Administrative Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Administrative Agent pursuant to clause
     (C) of
     the preceding sentence, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's portion of such Competitive Bid Borrowing. Upon fulfillment of the applicable conditions set forth in
     Article III and after receipt by the Administrative Agent of such funds, the Administrative Agent will make such funds available to the Borrower that requested such Borrowing at the Administrative Agent's address referred to in Section 8.02. Promptly after each Competitive Bid Borrowing the Administrative Agent will notify each Lender of the amount of the Competitive Bid Borrowing.

          (vi) If the Borrower that requested any particular Competitive Bid Borrowing notifies the Administrative Agent that it accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, such notice of acceptance shall be irrevocable and binding on such Borrower. Such Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in the related Notice of Competitive Bid Borrowing for such Competitive Bid Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing when such Competitive Bid Advance, as a result of such failure, is not made on such date.

          (b) Each Competitive Bid Borrowing shall be in an aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each Competitive Bid Borrowing, the Borrowers shall be in compliance with the limitation set forth in the proviso to the first sentence of subsection (a) above.

          (c) Within the limits and on the conditions set forth in this Section 2.03, any Borrower may from time to time borrow under this Section 2.03, repay or prepay pursuant to subsection (d) below, and reborrow under this Section 2.03, provided that a Competitive Bid Borrowing shall not be made within three Business Days of the date of any other Competitive Bid Borrowing.

          (d) The Borrower to which any particular Competitive Bid Borrowing is made shall repay to the Administrative Agent for the account of each Lender that has made a Competitive Bid Advance, on the maturity date of each Competitive Bid Advance (such maturity date being that specified by such Borrower for repayment of such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above, the then unpaid principal amount of such Competitive Bid Advance. No Borrower shall have any right to prepay any principal amount of any Competitive Bid Advance unless, and then only on the terms, specified by such Borrower for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above.

          (e) The Borrower to which any particular Competitive Bid Borrowing is made shall pay interest on the unpaid principal amount of each Competitive Bid Advance from the date of such Competitive Bid Advance to the date the principal amount of such Competitive Bid Advance is repaid in full, at the rate of interest for such Competitive Bid Advance specified by the Lender making such

Competitive Bid Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by such Borrower for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above. Upon the occurrence and during the continuance of an Event of Default under Section 6.01(a) or 6.01(f) or at the request of the Required Lenders during the existence of any other Event of Default, such Borrower shall pay interest on the amount of unpaid principal of and interest on each Competitive Bid Advance owing to a Lender, payable in arrears on the date or dates interest is payable thereon, at a rate per annum equal at all times to 2% per annum above the rate per annum otherwise required to be paid on such Competitive Bid Advance.

          (f) The indebtedness of any Borrower resulting from any Competitive Bid Advance made to such Borrower as part of a Competitive Bid Borrowing shall be evidenced by the Competitive Bid Note of such Borrower payable to the order of the Lender making such Competitive Bid Advance.

          (g) Upon delivery of each Notice of Competitive Bid Borrowing, the Borrower that requested the applicable Competitive Bid Borrowing shall pay a non-refundable fee of $1,500 to the Administrative Agent for its own account.

          SECTION 2.04. Repayment of Committed Advances. Each Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Termination Date the aggregate outstanding principal amount of the Committed Advances then outstanding.

          SECTION 2.05. Termination or Reduction of the Commitments. (a) Optional. The Parent may, upon at least three Business Days' notice to the Administrative Agent, terminate in whole or reduce in part the Unused Commitments; provided, however, that each partial reduction (i) shall be in an aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) shall be made ratably among the Lenders in accordance with their Commitments.

          (b) Mandatory. The Committed Facility shall be automatically and permanently reduced on each date on which prepayment thereof would be required to be made pursuant to Section 2.06(b) in an amount equal to the amount of such prepayment (irrespective of whether any Committed Advances are outstanding or not); provided, however, that each such reduction of the Committed Facility shall be made ratably among the Lenders in accordance with their Commitments; provided further that the Committed Facility shall in no event be reduced pursuant to this Section 2.05(b) below $500,000,000.

          SECTION 2.06.  Prepayments.   (a)  Optional. Each Borrower may, upon
at least one Business Day's notice in the case of Base Rate Advances and three Business Days' notice in the case of Eurodollar Rate Advances, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given such Borrower shall, prepay the outstanding aggregate principal amount of the Committed Advances comprising part of the same Committed Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (y) if any prepayment of a Eurodollar Rate Advance is made on a date other than the last day of an Interest Period for such Committed Advance, such Borrower shall also pay any amounts owing pursuant to Section 9.04(c).

          (b) Mandatory. (i) On and prior to the later of the date on which the aggregate amount of the "Commitments" under the ACE INA 364-Day Revolving Credit Facility is reduced to $1,400,000,000 and the date on which the aggregate amount of Commitments is reduced to $500,000,000, the Parent shall, on the date of receipt of the Net Cash Proceeds by the Parent or any of its Subsidiaries (other than ACE INA and its Subsidiaries) from (A) the sale, lease, transfer or other disposition of any assets of the Parent or any of such Subsidiaries (other than any sale, lease, transfer or other disposition of assets pursuant to clause (i),
(ii), (iii) or (v) of Section 5.02(d)), (B) the incurrence or issuance by the Parent or any of such Subsidiaries of any Debt for borrowed money (other than under this Agreement) and (C) the sale or issuance by the Parent or any of such Subsidiaries of any Equity Interests (including Preferred Securities) to Persons that are not Affiliates of the Loan Parties, prepay an aggregate principal amount of the Committed Advances comprising part of the same Committed Borrowings in an amount equal to 100% of the amount of such Net Cash Proceeds; provided that no prepayment shall be required to the extent of the first $25,000,000 of Net Cash Proceeds generated by any of the events described under
(A), (B) or (C) of this Section 2.06, provided that no more than an aggregate amount of Net Cash Proceeds equal to $75,000,000 shall be excluded from the requirements of this Section 2.06(b)(i); provided further that any portion of such prepayment that would be applied to any Eurodollar Rate Advance and would be made on a date other than the last day of an Interest Period for such Committed Advance shall be so paid and applied, at the option of the Parent, within two weeks upon receipt.

          (ii) All prepayments under this subsection (b) in respect of Eurodollar Rate Advances shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

          SECTION 2.07. Interest. (a) Scheduled Interest. Each Borrower shall pay interest on the unpaid principal amount of each Committed Advance owing by such Borrower to each Lender from the date of such Committed Advance until such principal amount shall be paid in full, at the following rates per annum:

          (i) Base Rate Advances. During such periods as such Committed Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of
     (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December during such periods and on the Termination Date.

          (ii) Eurodollar Rate Advances. During such periods as such Committed Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Committed Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Committed Advance plus (B) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

          (iii) Regulation D Compensation. Each Lender that is subject to reserve requirements of the Board of Governors of the Federal Reserve System (or any successor) may require the applicable Borrower to pay, contemporaneously with each payment of interest on Eurodollar Rate Advances, additional interest on the related Eurodollar Rate Advances of such Lender at the rate per annum equal to the excess of (i)(A) the applicable Eurodollar Rate, divided by (B) one minus the Eurodollar Rate Reserve Requirement over (ii) the rate specified in clause (i)(A). Any Lender wishing to require payment of such additional interest shall so notify such Borrower directly, in which case such additional interest on the Eurodollar Rate Advances of such Lender shall be payable to such Lender at the place indicated in such notice with respect to each Interest Period commencing after the giving of such notice.

          (b) Default Interest. Upon the occurrence and during the existence of an Event of Default under Section 6.01(a) or 6.01(f) or at the request of the Required Lenders during the existence of any other Event of Default, each Borrower shall pay interest on (i) the unpaid principal amount of each Committed Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Committed Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable under the Loan Documents that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Committed Advance on which such interest has accrued pursuant to clause (a)(i) or (a)(ii) above and, in all other cases, on Base Rate Advances pursuant to clause (a)(i) above.

          (c) Notice of Interest Period and Interest Rate. Promptly after receipt of a Notice of Committed Borrowing pursuant to Section 2.02(a), a notice of Conversion pursuant to Section 2.09 or a notice of selection of an Interest Period pursuant to the terms of the definition of "Interest Period", the Administrative Agent shall give notice to the Borrowers and each Lender of the applicable Interest Period and the applicable interest rate determined by the Administrative Agent for purposes of clause (a)(i) or (a)(ii) above.

          SECTION 2.08. Fees. (a) Ticking Fee. In respect of any portion of the Commitments, each Borrower jointly and severally agrees that it shall pay to the Administrative Agent for the account of the Lenders a ticking fee, from April 6, 1999 in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the date on which such portion of the Commitments is available to be borrowed pursuant to the provisions of Section 3.01, payable in arrears on the date of the initial Committed Borrowing hereunder, thereafter quarterly on the last day of each March, June, September and December, commencing on June 30, 1999, and on the Termination Date, at the rate of 1/10 of 1% per annum on the average daily unavailable Commitment of each Lender during such quarter; provided, however, that no ticking fee shall accrue on the Commitment of a Defaulting Lender so long as such

Lender shall be a Defaulting Lender; and provided further that no ticking fee shall accrue on the portion of the Commitments on which the facility fee is accruing pursuant to Section 2.08(b).

          (b) Facility Fee. Each Borrower jointly and severally agrees to pay to the Administrative Agent for the account of the Lenders a facility fee, from the Effective Date in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date, payable in arrears quarterly on the last day of each March, June, September and December, commencing on June 30, 1999, and on the Termination Date, at the rate of the Applicable Facility Fee Percentage on the average daily available Commitment of each Lender during such quarter; provided, however, that no facility fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

          (c) Agents' Fees. Each Borrower jointly and severally agrees that it shall pay to each Agent for its own account such fees as may from time to time be agreed between such Borrower and such Agent.

          SECTION 2.09. Conversion of Advances. (a) Optional. Each Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Section 2.10, Convert all or any portion of the Committed Advances of one Type comprising the same Committed Borrowing into Committed Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in
Section 2.01 for a Committed Borrowing, no Conversion of any Committed Advances shall result in more separate Committed Borrowings than permitted under Section 2.02(b) and each Conversion of Committed Advances comprising part of the same Committed Borrowing shall be made ratably among the Lenders in accordance with their Commitments. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Committed Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Committed Advances. Each notice of Conversion shall be irrevocable and binding on such Borrower.

          (b) Mandatory. (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Committed Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $10,000,000, such Committed Advances shall automatically Convert into Base Rate Advances at the end of the applicable Interest Period.

          (ii) If the Borrowers shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Borrowers and the Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

          (iii) Upon the occurrence and during the existence of an Event of Default under Section 6.01(a) or 6.01(f) or at the request of the Required Lenders during the existence of any other Event of Default, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (y) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

          SECTION 2.10. Increased Costs, Etc. (a) If, due to either (i) the introduction of or any change in or in the interpretation of, in each case after the date hereof, any law or regulation or (ii) the compliance with any guideline or request issued after the date hereof from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or LIBO Rate Advances (excluding, for purposes of this Section 2.10, any such increased costs resulting from (x) Taxes or Other Taxes (as to which Section 2.12 shall govern) and (y) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrowers jointly and severally agree to pay, from time to time, within five days after demand by such Lender (with a copy of such demand to the Administrative Agent), which demand shall include a statement of the basis for such demand and a calculation in reasonable detail of the amount demanded, to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrowers by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (b) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation, in each case after the date hereof, or (ii) the compliance with any guideline or request issued after the date hereof from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the amount of capital required or expected to be maintained by any Lender or any corporation controlling such Lender as a result of or based upon the existence of such Lender's commitment to lend hereunder and other commitments of such type, then, within five days after demand by such Lender or such corporation (with a copy of such demand to the Administrative Agent), which demand shall include a statement of the basis for such demand and a calculation in reasonable detail of the amount demanded, the Borrowers jointly and severally agree to pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder. A certificate as to such amounts submitted to the Borrowers by such Lender shall be conclusive and binding for all purposes, absent manifest error.

          (c) If, prior to the first day of any Interest Period with respect to any Eurodollar Rate Advances, the Required Lenders notify the Administrative Agent that the Eurodollar Rate for such Interest Period for such Committed Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon each such Eurodollar Rate Advance will (i) in the case of requested new Eurodollar Rate Advances, be made as or remain Base Rate Advances or as a Eurodollar Rate Advance with a different Interest Period as to which the Required Lenders have not given such a notice and (ii) in the case of existing Eurodollar Rate Advances, automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances or be continued as a Eurodollar Rate Advance with a different Interest Period as to which the Required Lenders have not given such notice.

          (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation, in each case after the date hereof, shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or LIBO Rate Advances or to continue to fund or maintain Eurodollar Rate Advances or LIBO Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrowers through the Administrative Agent, (i) each Eurodollar Rate Advance or LIBO Rate Advance, as the case may be, of such Lender will automatically, upon such demand, Convert into a Base Rate Advance or an Advance that bears interest at the rate set forth in Section 2.07(a)(i), as the case may be, and (ii) the obligation of such Lender to make Eurodollar Rate Advances or LIBO Rate Advances or to Convert Committed Advances into Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrowers that such Lender has determined that the circumstances causing such suspension no longer exist (it being understood that such Lender shall make and maintain Base Rate Advances in the amount that would otherwise be made and maintained by such Lender as Eurodollar Advances absent the circumstances described above).

          (e) Each Lender shall promptly notify the Borrowers and the Administrative Agent of any event of which it has actual knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in such Lender's good faith judgment, otherwise disadvantageous to such Lender) to mitigate or avoid, (i) any obligation by the Borrowers to pay any amount pursuant to subsection (a) or (b) above or pursuant to Section 2.12 or (ii) the occurrence of any circumstances of the nature described in subsection (c) or (d) above (and, if any Lender has given notice of any event described in clause (i) or (ii) above and thereafter such event ceases to exist, such Lender shall promptly so notify the Borrowers and the Administrative Agent). Without limiting the foregoing, each Lender will designate a different Applicable Lending Office if such designation will avoid (or reduce the cost to the Borrowers of) any event described in clause (i) or (ii) of the preceding sentence and such designation will not, in such Lender's good faith judgment, be otherwise disadvantageous to such Lender.

          (f) Notwithstanding the provisions of subsections (a) and (b) above or
Section 2.12 (and without limiting subsection (e) above), if any Lender fails to notify the Borrowers of any event or circumstance that will entitle such Lender to compensation pursuant subsection (a) or (b) above or Section 2.12 within 120 days after such Lender obtains actual knowledge of such event or circumstance, then such Lender shall not be entitled to compensation, from the Borrowers for any amount arising prior to the date which is 120 days before the date on which such Lender notifies the Borrowers of such event or circumstance.

          SECTION 2.11. Payments and Computations. (a) The applicable Borrower shall make each payment hereunder and under the applicable Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.15), not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent's Account in same day funds, with payments being received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day. The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by such Borrower is in respect of principal, interest, ticking fees, facility fees or any other amount then payable hereunder and under the Notes to more than one Lender, to such Lenders for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective amounts then payable to such Lenders and (ii) if such payment by such Borrower is in respect of any amount then payable hereunder to one Lender, to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) Each Borrower hereby authorizes each Lender, if an Event of Default under Section 6.01(a) has occurred and is continuing, to charge from time to time against any or all of such Borrower s accounts with such Lender any amount that resulted in such Event of Default.

          (c) All computations of interest on Base Rate Advances (and any other amount payable by reference to the Base Rate) when the Base Rate is determined by reference to MGT's prime rate shall be made by the Administrative Agent on the basis of a year of 365 or, if applicable, 366 days; all other computations of interest and fees shall be made by the Administrative Agent on the basis of a year of 360 days. All such computations shall be made for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances or LIBO Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (e) Unless the Administrative Agent shall have received notice from any Borrower required to make any payment prior to the date on which any payment is due to any Lender hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent such Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

          SECTION 2.12. Taxes. (a) Any and all payments by any Loan Party hereunder or under the Notes shall be made, in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and each Agent, taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender or such Agent, as the case may be, is organized or any political subdivision thereof and, in the case of each Lender, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being herein referred to as "Taxes"). If any Loan Party shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or any Agent, (i) the sum payable by such Loan Party shall be increased as may be necessary so that after such Loan Party and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make all such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, each Loan Party shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or the Notes (herein referred to as "Other Taxes").

          (c) Each Loan Party shall indemnify each Lender and each Agent for and hold them harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.12, imposed on or paid by such Lender or such Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification payment shall be made within 30 days from the date such Lender or such Agent (as the case may be) makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes, each Loan Party shall furnish to the Administrative Agent, at its address referred to in
Section 9.02, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder or under the Notes by or on behalf of a Loan Party through an account or branch outside the United States or by or on behalf of a Loan Party by a payor that is not a United States person, if such Loan Party determines that no Taxes are payable in respect thereof, such Loan Party shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of subsections (d) and (e) of this Section 2.12, the terms "United States" and "United States person" shall have the meanings specified in Section 7701(a)9 and 7701(a)10 of the Internal Revenue Code, respectively.

          (e) Each Lender organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as requested in writing by the Parent (but only so long thereafter as such Lender remains lawfully able to do so), provide each of the Administrative Agent and the Parent with two original Internal Revenue Service forms W-8BEN (or if delivered on or before December 31, 1999, form 1001) or W-8ECI (or if delivered on or before December 31, 1999, form 4224) or (in the case of a Lender that has certified in writing to the Administrative Agent that it is not a "bank" as defined in Section 881(c)(3)(A) of the Internal Revenue Code) form W-8 (and, if such Lender delivers a form W-8, a certificate representing that such Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of the Parent and is not a controlled foreign corporation related to the Parent (within the meaning of Section 864(d)(4) of the Internal Revenue
Code)), as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes or, in the case of a Lender providing a form W-8, certifying that such Lender is a foreign corporation, partnership, estate or trust. If the forms provided by a Lender at the time such Lender first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms; provided, however, that if, at the effective date of the Assignment and Acceptance pursuant to which a Lender becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) of this Section
2.12 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form W-8BEN, 1001, W-8ECI, 4224 or W-8 (and the related certificate described above), that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Parent and shall not be obligated to include in such form or document such confidential information.

          (f) For any period with respect to which a Lender which may lawfully do so has failed to provide the Parent with the appropriate form described in subsection (e) above (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) above), such Lender shall not be entitled to indemnification under subsection (a) or (c) of this Section 2.12 with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Parent shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

          (g) Each Lender represents and warrants to the Borrowers that, as of the date such Lender becomes a party to this Agreement, such Lender is entitled to receive payments hereunder from the Borrowers without deduction or withholding for or on account of any Taxes.

          SECTION 2.13. Sharing of Payments, Etc. If any Lender shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, other than as a result of an assignment pursuant to Section 9.07) (a) on account of obligations due and payable to such Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such obligations due and payable to such Lender at such time to (ii) the aggregate amount of the obligations due and payable to all Lenders hereunder and under the Notes at such time) of payments on account of the obligations due and payable to all Lenders hereunder and under the Notes at such time obtained by all the Lenders at such time or (b) on account of obligations owing (but not due and payable) to such Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such obligations owing to such Lender at such time to (ii) the aggregate amount of the obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time) of payments on account of the obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time obtained by all of the Lenders at such time, such Lender shall forthwith purchase from the other Lenders such interests or participating interests in the obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price to the extent of such Lender's ratable share (according to the proportion of (i) the purchase price paid to such Lender to (ii) the aggregate purchase price paid to all Lenders) of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing an interest or participating interest from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender were the direct creditor of such Borrower in the amount of such interest or participating interest, as the case may be.

          SECTION 2.14. Use of Proceeds. The proceeds of the Committed Advances shall be available (and each Borrower agrees that it shall use such proceeds) solely to pay to the Seller a portion of the cash consideration in respect of the Acquisition, pay transaction fees and expenses, provide working capital for such Borrower and its Subsidiaries and for other general corporate purposes.

          SECTION 2.15. Defaulting Lenders. (a) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to any Borrower and (iii) such Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then such Borrower may, to the fullest extent permitted by applicable law, set off and otherwise apply the obligation of such Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, any Borrower shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by such Borrower shall constitute for all purposes of this Agreement and the other Loan Documents a Committed Advance by such Defaulting Lender made on the date of such setoff. Such Committed Advance shall be considered, for all purposes of this Agreement, to comprise part of the Committed Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01, even if the other Committed Advances comprising such Committed Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a). Each Borrower shall notify the Administrative Agent at any time such Borrower exercises its right of set-off pursuant to this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by such Borrower to or for the account of such Defaulting Lender which is paid by such Borrower, after giving effect to the amount set off and otherwise applied by such Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.15.

          (b) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to any Agent or any of the other Lenders and (iii) any Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Agents or such other Lenders and to the fullest extent permitted by applicable law, apply at such time the amount so paid by such Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Agents or such other Lenders, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent, such other Agents and such other Lenders and, if the amount of such payment made by such Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent, such other Agents and such other Lenders, in the following order of priority:

          (i) first, to the Agents for any Defaulted Amounts then owing to the Agents, ratably in accordance with such respective Defaulted Amounts then owing to the Agents; and

          (ii) second, to any other Lenders for any Defaulted Amounts then owing to such other Lenders, ratably in accordance with such respective Defaulted Amounts then owing to such other Lenders.

Any portion of such amount paid by such Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.15.

          (c) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) any Borrower, any Agent or any other Lender shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then such Borrower or such Agent or such other Lender shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with MGT, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be MGT s standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Committed Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent or any other Lender, as and when such Committed Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Committed Advances and amounts required to be made or paid at such time, in the following order of priority:

          (i) first, to the Agents for any amounts then due and payable by such Defaulting Lender to the Agents hereunder, ratably in accordance with such amounts then due and payable to the Agents;

          (ii) second, to any other Lenders for any amount then due and payable by such Defaulting Lender to such other Lenders hereunder, ratably in accordance with such respective amounts then due and payable to such other Lenders; and

          (iii) third, to such Borrower for any Advance then required to be made by such Defaulting Lender pursuant to the Commitment of such Defaulting Lender.

In the event that any Lender that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender shall be distributed by the Administrative Agent to such Lender and applied by such Lender to the obligations owing to such Lender at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such obligations outstanding at such time.

          (d) The rights and remedies against a Defaulting Lender under this
Section 2.15 are in addition to other rights and remedies any such Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and that any Agent or any Lender may have against such Defaulting Lender with respect to any Defaulted Amount.

          SECTION 2.16. Replacement of Affected Lender. At any time any Lender is an Affected Lender, the Borrowers may replace such Affected Lender as a party to this Agreement with one or more other Lenders and/or, with the consent of the Administrative Agent (which shall not be unreasonably withheld) Eligible Assignees, and upon notice from the Borrowers such Affected Lender shall assign pursuant to an Assignment and Acceptance, and without recourse or warranty, its Commitment, its Committed Advances, its Committed Note and all of its other rights and obligations hereunder to such other Lenders and/or Eligible Assignees for a purchase price equal to the sum of the principal amount of the Committed Advances so assigned, all accrued and unpaid interest thereon, such Affected Lender's ratable share of all accrued and unpaid fees payable pursuant to
Section 2.08, any amounts payable pursuant to Section 9.04(c) as a result of such Affected Lender receiving payment of any Eurodollar Rate Advance prior to the end of an Interest Period therefor (assuming for such purpose that receipt of payment pursuant to such Assignment and Acceptance constitutes payment of such Eurodollar Rate Advances) and all other obligations owed to such Affected Lender hereunder.


                                  ARTICLE III

                             CONDITIONS OF LENDING

          SECTION 3.01. Conditions Precedent to All Committed Borrowings in Respect of the Acquisition. (a) Conditions Precedent to Initial Extension of Credit. The obligation of each Lender to make a Committed Advance on the occasion of the Initial Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the Initial Extension of Credit:

          (i) The Administrative Agent shall have received on or before the day of the Initial Extension of Credit the following, each dated such day (unless otherwise specified), in form and substance reasonably satisfactory to the Administrative Agent (unless otherwise specified) and (except for the Committed Notes) in sufficient copies for each Lender:

               (A) The Committed Notes payable to the order of the Lenders.

               (B) Certified copies of the resolutions of the Board of Directors of each Loan Party approving the Acquisition and the other transactions contemplated by the Transaction Documents and each Transaction Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Acquisition and the other transactions contemplated by the Transaction Documents and each Transaction Document to which it is or is to be a party.

               (C) A copy of a certificate of the Secretary of State or other appropriate official of the jurisdiction of incorporation of (x) ACE INA dated reasonably near the date of the Initial Extension of Credit, certifying (A) as to a true and correct copy of the charter of ACE INA and each amendment thereto on file in such Secretary s office and (B) that (1) such amendments are the only amendments to ACE INA's charter on file in such Secretary's office, (2) ACE INA has paid all franchise taxes to the date of such certificate and (C) ACE INA is duly incorporated and in good standing or presently subsisting under the laws of the State of the jurisdiction of its incorporation and (y) each other Loan Party, dated reasonably near the Initial Extension of Credit, certifying as to the good standing (or existence) of such Loan Party.

               (D) A certificate of each Loan Party, signed on behalf of such Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated the date of the Initial Extension of Credit (the statements made in which certificate shall be true on and as of the date of the Initial Extension of Credit), certifying as to
          (1) in the case of ACE INA, the absence of any amendments to the charter of such Loan Party since the date of the Secretary of State's certificate referred to in Section 3.01(a)(i)(C), (2) a true and correct copy of the bylaws (in the case of ACE INA) or the constitutional documents (in the case of each other Loan Party) of such Loan Party as in effect on the date on which the resolutions referred to in Section 3.01(a)(i)(B) were adopted and on the date of the Initial Extension of Credit, (3) the due incorporation and good standing or valid existence of such Loan Party as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, (4) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date of the Initial Extension of Credit and (5) the absence of any event occurring and continuing, or resulting from the Initial Extension of Credit, that constitutes a Default.

               (E) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Transaction Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

               (F) Certified copy of the Purchase Agreement, duly executed by the parties thereto, together with all agreements, instruments and other documents delivered in connection therewith as the Administrative Agent shall reasonably request.

               (G) Certificates, in substantially the form of Exhibit D hereto, attesting to the Solvency of each Loan Party before and after giving effect to the Acquisition and the other transactions contemplated by the Transaction Documents, from its Chief Financial Officer.

               (H) A favorable opinion of (1) Maples and Calder, Cayman Islands counsel for the Parent, in substantially the form of Exhibit E-1 hereto and as to such other matters as any Lender through the Administrative Agent may reasonably request, (2) Mayer, Brown & Platt, New York counsel for the Loan Parties, in substantially the form of Exhibit E-2 hereto and as to such other matters as any Lender through the Administrative Agent may reasonably request, and (3) Conyers Dill & Pearman, Bermuda counsel for ACE Bermuda and Tempest, in substantially the form of Exhibit E-

          3 hereto and as to such other matters as any Lender through the Administrative Agent may reasonably request.

               (I) A certificate of the Parent, signed by its President or Chief Financial Officer, dated the date of the Initial Extension of Credit, certifying as to (1) a description (in reasonable detail) of the portion of the Acquisition occurring on the date of the Initial Extension of Credit and (2) the percentage that the portion of the purchase price allocable to the assets acquired at such time in connection with the Acquisition bears to the aggregate purchase price for all assets to be acquired in connection with the Acquisition.

          (ii) (x) No development or change occurring after January 11, 1999, and no information becoming known after such date, that results in a material change in the post-Acquisition corporate and capitalization structure of the Parent or in the capitalization structure of the Parent's subsidiaries contemplated in the Pre-Commitment Information and (y) the Lenders shall be reasonably satisfied with the corporate and legal structure and capitalization of each Loan Party (other than the Parent), including the terms and conditions of the constitutional documents of each such Person and of each material agreement or instrument relating to such structure.

          (iii) The Lenders shall be reasonably satisfied that all Existing Debt, other than Surviving Debt, has been (or concurrently will be) prepaid, redeemed or defeased in full or otherwise satisfied and extinguished and that all Surviving Debt shall be on terms and conditions reasonably satisfactory to the Lenders.

          (iv) Before giving effect to the Acquisition and the other transactions contemplated by the Transaction Documents, there shall have occurred no material adverse change since September 30, 1998 in the business, financial condition, operations or properties of (i) CIGNAP&C or
     (ii) the Parent and its Subsidiaries, taken as a whole.

          (v) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (x) could be reasonably expected to have a Material Adverse Effect or material adverse effect on the business, financial condition, operations or properties of CIGNAP&C or (y) would reasonably be expected to materially adversely affect the legality, validity or enforceability of any Transaction Document or the consummation of the Acquisition or the other transactions contemplated by the Transaction Documents.

          (vi) All governmental and third party consents and approvals necessary in connection with the portion of the Acquisition occurring on the date of the Initial Extension of Credit and the other transactions contemplated by the Transaction Documents to occur on such date shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lenders and that would reasonably be expected to have a Material Adverse Effect) and shall remain in effect, except for any such consents and approvals, the absence of which, either individually or in the aggregate, would not reasonably be likely to have a Material Adverse

     Effect; all applicable waiting periods in connection with the portion of the Acquisition occurring on the date of the Initial Extension of Credit and the other transactions contemplated by the Transaction Documents to occur on such date shall have expired without any negative action being taken by any competent authority; and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon the portion of the Acquisition occurring on the date of the Initial Extension of Credit or the other transactions contemplated by the Transaction Documents to occur on such date.

          (vii) The Pre-Commitment Information shall be true and correct in all material aspects, and no additional information shall have come to the attention of the Administrative Agent or the Lenders that is inconsistent in any material respect with the Pre-Commitment Information or that could reasonably be expected to have a Material Adverse Effect.

          (viii) No development or change occurring after January 11, 1999, and no information becoming known after such date, that (x) results in or could reasonably be expected to result in a material change in, or material deviation from, the Pre-Commitment Information that is or could reasonably be expected to be materially adverse to any Borrower or any of its Subsidiaries or materially adverse to the Lenders or (y) has had or could reasonably be expected to have a Material Adverse Effect.

          (ix) The Borrowers shall have paid all accrued fees of the Agents and the Lenders and all accrued expenses of the Agents (including the accrued fees and expenses of counsel to the Administrative Agent and local counsel on behalf of all of the Lenders), in each case to the extent then due and payable.

          (x) The portion of the Acquisition occurring on the date of the Initial Extension of Credit shall have been consummated (or shall be concurrently consummated) in accordance with the terms of the Purchase Agreement, without any waiver or amendment not consented to by the Lenders of any material term, provision or condition set forth therein that would reasonably be expected to have a Material Adverse Effect, and in compliance with all material applicable laws.

          (xi) The Purchase Agreement shall be in full force and effect.

          (b) Conditions Precedent to All Other Committed Borrowings in Respect of the Acquisition. The obligation of each Lender to make a Committed Advance on the occasion of each Committed Borrowing (other than in respect of the Initial Extension of Credit) the proceeds of which shall be used to fund a portion of the purchase price in respect of the Acquisition shall be subject to the reasonable satisfaction of the following conditions precedent before or concurrently with such Committed Borrowing:

          (i) The Administrative Agent shall have received on or before the day of such Committed Borrowing a certificate of the Parent, in form and substance reasonably satisfactory to the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender, signed by its President or Chief Financial Officer, dated the date of such Committed

     Borrowing, certifying as to (1) a description (in reasonable detail) of the portion of the Acquisition occurring on the date of such Committed Borrowing and (2) the percentage that the portion of the purchase price allocable to the assets acquired at such time in connection with the Acquisition bears to the aggregate purchase price for all assets to be acquired in connection with the Acquisition.

          (ii) All governmental and third party consents and approvals necessary in connection with the portion of the Acquisition occurring on the date of such Committed Borrowing and the other transactions contemplated by the Transaction Documents to occur on such date shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lenders and that would reasonably be expected to have a Material Adverse Effect) and shall remain in effect, except for any such consents and approvals, the absence of which, either individually or in the aggregate, would not reasonably be likely to have a Material Adverse Effect; all applicable waiting periods in connection with the portion of the Acquisition occurring on the date of such Committed Borrowing and the other transactions contemplated by the Transaction Documents to occur on such date shall have expired without any negative action being taken by any competent authority, and no law or regulation shall be applicable in the reasonable judgment of the Lenders, that restrains, prevents or imposes materially adverse conditions upon the portion of the Acquisition occurring on the date of such Committed Borrowing or the other transactions contemplated by the Transaction Documents to occur on such date.

          (iii) The portion of the Acquisition occurring on the date of such Committed Borrowing shall have been consummated (or shall be concurrently consummated) in accordance with the terms of the Purchase Agreement, without any waiver or amendment not consented to by the Lenders of any material term, provision or condition set forth therein that would reasonably be expected to have a Material Adverse Effect and in compliance with all material applicable laws.

          (iv) The Purchase Agreement shall be in full force and effect.

          SECTION 3.02. Conditions Precedent to Each Committed Borrowing in Respect of the Acquisition. The obligation of each Lender to make a Committed Advance on the occasion of each Committed Borrowing (including the initial Committed Borrowing) shall be subject to the further conditions precedent that on the date of such Committed Borrowing (a) the following statements shall be true (and each of the giving of the applicable Notice of Committed Borrowing, and the acceptance by the Borrower that requested such Committed Borrowing of the proceeds of such Committed Borrowing shall constitute a representation and warranty by such Borrower that both on the date of such notice and on the date of such Committed Borrowing such statements are true):

          (i) the representations and warranties contained in each Loan Document are correct in all material respects on and as of such date, before and after giving effect to such Committed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Committed Borrowing, in which case as of such specific date; and

          (ii) no Default has occurred and is continuing, or would result from such Committed Borrowing or from the application of the proceeds therefrom;

and (b) the Administrative Agent shall have received such other approvals, opinions or documents as any Lender through the Administrative Agent may reasonably request.

          SECTION 3.03. Conditions Precedent to Each Competitive Bid Borrowing. The obligation of each Lender that is to make a Competitive Bid Advance on the occasion of a Competitive Bid Borrowing to make such Competitive Bid Advance as part of such Competitive Bid Borrowing is subject to the conditions precedent that (i) the Administrative Agent shall have received the written confirmatory Notice of Competitive Bid Borrowing with respect thereto, and (ii) on the date of such Competitive Bid Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Competitive Bid Borrowing and the acceptance by the Borrower that requested such Competitive Bid Borrowing of the proceeds of such Competitive Bid Borrowing shall constitute a representation and warranty by such Borrower that on the date of such Competitive Bid Borrowing such statements are true):

          (a) the representations and warranties contained in Section 4.01 are correct in all material respects on and as of the date of such Competitive Bid Borrowing, before and after giving effect to such Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Competitive Bid Borrowing, in which case as of such specific date, and

          (b) no Default has occurred and is continuing, or would result from such Competitive Bid Borrowing or from the application of the proceeds therefrom.

          SECTION 3.04. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Initial Extension of Credit specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender's ratable portion of such Committed Borrowing.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          SECTION 4.01. Representations and Warranties of the Borrowers. Each Borrower represents and warrants as follows:

          (a) Each Loan Party and each of its Subsidiaries (i) is duly organized or formed, validly existing and, to the extent such concept applies, in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) is duly qualified and in good standing as a foreign corporation or other entity in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted, except where the failure to have any license, permit or other approval would not be reasonably likely to have a Material Adverse Effect. All of the outstanding Equity Interests in each Borrower (other than the Parent) have been validly issued, are fully paid and non-assessable and (except for any Preferred Securities issued after the date of this Agreement) are owned, directly or indirectly, by the Parent free and clear of all Liens.

          (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party.

          (c) The execution, delivery and performance by each Loan Party of each Transaction Document to which it is or is to be a party and the consummation of the Acquisition and the other transactions contemplated by the Transaction Documents (to the extent applicable), are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's constitutional documents, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could be reasonably likely to have a Material Adverse Effect.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of any Transaction

     Document to which it is or is to be a party, or for the consummation of the Acquisition or the other transactions contemplated by the Transaction Documents, or (ii) the exercise by any Agent or any Lender of its rights under the Loan Documents, except for the authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect. All applicable waiting periods in connection with the Acquisition and the other transactions contemplated by the Transaction Documents have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Acquisition or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

          (e) This Agreement has been, and each other Transaction Document when delivered hereunder will have been, duly executed and delivered by each Loan Party party thereto. This Agreement is, and each other Transaction Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

          (f) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) would reasonably be expected to affect the legality, validity or enforceability of any Transaction Document or the consummation of the Acquisition or the other transactions contemplated by the Transaction Documents.

          (g) The Consolidated balance sheets of the Parent and its Subsidiaries as at September 30, 1998, and the related Consolidated statements of income and of cash flows of the Parent and its Subsidiaries for the fiscal year then ended, accompanied by an unqualified opinion of PricewaterhouseCoopers LLP, independent public accountants, and the Consolidated balance sheets of the Parent and its Subsidiaries as at December 31, 1998, and the related Consolidated statements of income and cash flows of the Parent and its Subsidiaries for the three months then ended, duly certified by the Chief Financial Officer of the Parent, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheet as at December 31, 1998, and said statements of income and cash flows for the three months then ended, to year-end audit adjustments, the Consolidated financial condition of the Parent and its Subsidiaries as at such dates and the Consolidated results of operations of the Parent and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis (subject, in the case of the December 31, 1998 balance sheet and statements, to the absence of footnotes), and since December 31, 1998, there has been no Material Adverse Change.

          (h) The Consolidated forecasted balance sheet, statements of income and statements of cash flows of the Parent and its Subsidiaries contained in the Information Memorandum were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Parent's best estimate of its future financial performance.

          (i) Neither the Information Memorandum nor any other written information, exhibit or report furnished by or on behalf of any Loan Party to any Agent or any Lender in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading as at the date it was dated (or if not dated, so delivered).

          (j) None of the Borrowers is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

          (k) Neither any Loan Party nor any of its Subsidiaries is an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances nor the application of the proceeds or repayment thereof by any Borrower, nor the consummation of the other transactions contemplated by the Transaction Documents, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

          (l) Neither any Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that is reasonably likely to have a Material Adverse Effect.

          (m) Each Loan Party is, individually and together with its Subsidiaries, Solvent.

          (n) Except to the extent that any and all events and conditions under clauses (i) through (vi) below of this paragraph (n) in the aggregate are not reasonably expected to have a Material Adverse Effect: (i) Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Pension Plan, copies of which have been filed with the Internal Revenue Service, is complete and accurate and fairly presents the funding status of such Pension Plan, and since the date of such Schedule B there has been no material adverse change in such funding status.

          (ii) Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.

          (iii) Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

          (iv) With respect to each scheme or arrangement mandated by a government other than the United States (a "Foreign Government Scheme or Arrangement") and with respect to each employee benefit plan that is not subject to United States law maintained or contributed to by any Loan Party or with respect to which any Subsidiary of any Loan Party may have liability under applicable local law (a "Foreign Plan"):

               (x) Any employer and employee contributions required by law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices.

               (y) The fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles.

               (z) Each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.

          (v) To the extent the assets of any Loan Party are or are deemed under applicable law to be "plan assets" within the meaning of Department of Labor Regulation (S) 2510.3-101, the execution, delivery and performance of the Loan Documents and the consummation of the transactions contemplated therein will not result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code.

          (vi) During the twelve-consecutive-month period to the date of the execution and delivery of this Agreement and prior to any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a lien under section 302(f) of ERISA and no minimum funding waiver has been applied for or is in effect with respect to any Pension Plan. No condition exists or event or transaction has occurred or is reasonably expected to occur with respect to any Pension Plan which could result in any Loan Party or any ERISA Affiliate incurring any liability, fine or penalty.

          (o) (i) In the ordinary course of its business, the Parent reviews the effect of Environmental Laws on the operations and properties of the Parent and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, and any actual or potential liabilities to third parties and any related costs and expenses). On the basis of this review, the Parent has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, are unlikely to have a Material Adverse Effect.

          (ii) The operations and properties of each Loan Party and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, except for non-compliances which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect; and there are no Environmental Actions pending or threatened against any Loan Party or its Subsidiaries, and no circumstances exist that could be reasonably likely to form the basis of any such Environmental Action, which (in either case), individually or in the aggregate with all other such pending or threatened actions and circumstances would reasonably be expected to have a Material Adverse Effect.

          (p) Each Loan Party and each of its Subsidiaries has filed, has caused to be filed or has been included in all material Federal tax returns and all other material tax returns required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties, except to the extent contested in good faith and by appropriate proceedings (in which case adequate reserves have been established therefor in accordance with GAAP).

          (q) Each Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by material suppliers, vendors and customers) that could be adversely affected by the risk that computer applications used by such Borrower or any of its Subsidiaries (or material suppliers, vendors and customers other than those affecting customers that may give rise to claims under insurance policies issued by any Borrower or a Subsidiary) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (the "Year 2000 Problem"), (ii) developed a plan and timetable for addressing the Year 2000 Problem on a timely basis and (iii) to date, implemented that plan substantially in accordance with such timetable. Based on the foregoing, each Borrower believes that all computer applications of such Borrower and its Subsidiaries that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 ("Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE V

                          COVENANTS OF THE BORROWERS

          SECTION 5.01. Affirmative Covenants. So long as any Advance or any other obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender shall have any Commitment hereunder, each Borrower will:

          (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with Environmental Laws, Environmental Permits, ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970.

          (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent,
     (i) all material taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful material claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither any Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained.

          (c) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Borrower or such Subsidiary operates (it being understood that the foregoing shall not apply to maintenance of reinsurance or similar matters which shall be solely within the reasonable business judgment of the Parent and its Subsidiaries).

          (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises; provided, however, that the Parent and its Subsidiaries may consummate any merger or consolidation permitted under Section 5.02(c) and provided further that neither the Parent nor its Subsidiaries shall be required to preserve any right, permit, license, approval, privilege or franchise if the Board of Directors of the Parent or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Parent or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to such Borrower, such Subsidiary or the Lenders.

          (e) Visitation Rights. At any reasonable time and from time to time upon prior notice, permit the Agents (upon request made by any Agent or any Lender), or any agents or representatives thereof, at the expense (so long as no Default has occurred and is continuing) of such Agents (or such Lender, as the case may be), to examine and make copies of and abstracts

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                                      50

     from the records and books of account of, and visit the properties of, the Parent and its Subsidiaries, and to discuss the affairs, finances and accounts of the Parent and any of its Subsidiaries with any of their officers or directors and with, so long as a representative of the Parent is present, their independent certified public accountants.

          (f) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Parent and each such Subsidiary sufficient to permit the preparation of financial statements in accordance with GAAP.

          (g) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (h) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates (other than such transactions between Loan Parties) on terms that are fair and reasonable and no less favorable than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

          (i) Pari Passu ranking. Each Borrower shall procure that its obligations under the Loan Documents will rank at least pari passu with all its other present and future unsecured and unsubordinated obligations, except for obligations which are mandatorily preferred by law applying to companies generally.

          SECTION 5.02. Negative Covenants. So long as any Advance or any other obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender shall have any Commitment hereunder, each of the Borrowers will not, at any time:

          (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or assign or permit any of its Subsidiaries to assign, any accounts or other right to receive income, except:

               (i) Liens created under the Loan Documents or in respect of the Borrowers' Five-Year Revolving Credit Facility or the ACE INA 364-Day Revolving Credit Facility;

               (ii) Permitted Liens;

               (iii) Liens described on Schedule 5.02(a) hereto and other Liens arising in the ordinary course of business of CIGNAP&C;

               (iv) purchase money Liens upon or in real property or equipment acquired or held by the Parent or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any such property or equipment to be subject to such Liens, or Liens existing on any such property or equipment at the time of acquisition or within 180 days following such acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any property other than the property or equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced;

               (v) Liens arising in connection with Capitalized Leases; provided that no such Lien shall extend to or cover any assets other than the assets subject to such Capitalized Leases;

               (vi) (A) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event, (B) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Parent or any of it Subsidiaries in accordance with Section 5.02(c) and not created in contemplation of such event and (C) any Lien existing on any asset prior to the acquisition thereof by the Parent or any of its Subsidiaries and not created in contemplation of such acquisition;

               (vii) Liens securing obligations under credit default swap transactions determined by reference to, or Contingent Obligations in respect of, Debt issued by the Parent or one of its Subsidiaries; such Debt not to exceed an aggregate principal amount of $550,000,000;

               (viii) Liens arising in the ordinary course of its business which (A) do not secure Debt and (B) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

               (ix) Liens on cash and Approved Investments securing Hedge Agreements arising in the ordinary course of business;

               (x) other Liens securing Debt or other obligations outstanding in an aggregate principal or face amount not to exceed at any time 10% of Consolidated Tangible Net Worth;

               (xi) Liens consisting of deposits made by the Parent or any insurance Subsidiary with any insurance regulatory authority or other statutory Liens or Liens or claims imposed or required by applicable insurance law or regulation against the assets of the Parent or any insurance Subsidiary, in each case in favor of policyholders of the Parent or such insurance Subsidiary or an insurance regulatory authority and in the ordinary course of the Parent's or such insurance Subsidiary's business;

               (xii) Liens on Investments and cash balances of the Parent or any insurance Subsidiary (other than capital stock of any Subsidiary) securing obligations of the Parent or any insurance Subsidiary in respect of (i) letters of credit obtained in the ordinary course of business and/or (ii) trust arrangements formed in the ordinary course of business for the benefit of cedents to secure reinsurance recoverables owed to them by the Parent or any insurance Subsidiary;

               (xiii) the replacement, extension or renewal of any Lien permitted by clause (iii) or (vi) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount (other than in respect of fees, expenses and premiums, if any) or change in any direct or contingent obligor) of the Debt secured thereby;

               (xiv) Liens securing obligations owed by any Loan Party to any other Loan Party or owed by any Subsidiary of the Parent (other than a Loan Party) to the Parent or any other Subsidiary;

               (xv) Liens incurred in the ordinary course of business in favor of financial intermediaries and clearing agents pending clearance of payments for investment or in the nature of set-off, banker's lien or similar rights as to deposit accounts or other funds; and

               (xvi) judgment or judicial attachment Liens, provided that the enforcement of such Liens is effectively stayed.

          (b) Change in Nature of Business. Make any material change in the nature of the business of the Parent and its Subsidiaries taken as a whole as carried on at the date hereof (and giving effect to the Acquisition).

          (c) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into it, or permit any of its Subsidiaries to do so, except that:

               (i) any Subsidiary of the Parent may merge into or consolidate with any other Subsidiary of the Parent, provided that, in the case of any such merger or consolidation, the Person formed by such merger or consolidation shall be a wholly owned Subsidiary of the Parent, provided further that, in the case of any such merger or consolidation to which a Borrower is a party, the Person formed by such merger or consolidation shall be such Borrower;

               (ii) any Subsidiary of any Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that the Person surviving such merger shall be a wholly owned Subsidiary of such Borrower; and

               (iii) in connection with any sale or other disposition permitted under Section 5.02(d) (other than clause (ii) thereof), any Subsidiary of the Parent may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; and

               (iv) the Parent or any other Borrower may merge into or consolidate with any other Person; provided that, in the case of any such merger or consolidation, the Person formed by such merger or consolidation shall be the Parent or such Borrower, as the case may be;

     provided, however, that in each case, immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default.

          (d) Sales, Etc., of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any, assets except:

               (i) sales of inventory in the ordinary course of its business;

               (ii) in a transaction authorized by Section 5.02(c);

               (iii) sales of Approved Investments in the ordinary course of business on a basis consistent with past practices;

               (iv) sales of assets for fair value;

               (v) sales, leases, transfers or other dispositions of any assets by the Parent or a Subsidiary to the Parent or another Subsidiary; and

               (vi) so long as no Default shall occur and be continuing, the grant of any option or other right to purchase any asset in a transaction that would be permitted under the provisions of clauses
          (i) through (iv) above.

          (e) Restricted Payments. In the case of the Parent, declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such or issue or sell any Equity Interests or accept any capital contributions, or permit any of its Subsidiaries to do any of the foregoing, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in the Parent or to issue or sell any Equity Interests therein, except that, so long as no Default shall have occurred and be continuing at the time of any action described in clause (i) or (ii) below or would result therefrom:

               (i) the Parent may (A) declare and pay dividends and distributions payable only in common stock of the Parent, (B) issue and sell shares of its capital stock so long as the Net Cash Proceeds thereof shall be applied in the manner set forth in Section 2.06(b)(i), (C) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests in an aggregate amount during the term of this Agreement not exceeding $300,000,000 and (D) declare and pay cash dividends to its stockholders,

               (ii) (A) any Loan Party (other than the Parent) may declare and pay cash dividends to another Loan Party and (B) any Subsidiary of the Parent (other than any Loan Party) may (x) declare and pay cash dividends to the Parent or any other wholly owned Subsidiary of the Parent of which it is a Subsidiary and (y) accept capital contributions from its parent, and

               (iii) the Special Purpose Trust may issue Preferred Securities and pay dividends thereon with the proceeds of payments of interest on the Debentures.

          (f) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as permitted by GAAP.

          (g) Amendment, Etc., of Purchase Agreement. (i) Cancel or terminate the Purchase Agreement or consent to or accept any cancellation or termination thereof, or (ii) amend, modify or change in any manner any term or condition of the Purchase Agreement or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of the Purchase Agreement, agree in any manner to any other amendment, modification or change of any term or condition of the Purchase Agreement or take any other action in connection with the Purchase Agreement that, in any case described in this clause (ii), would reasonably be expected to have a Material Adverse Effect, or permit any of its Subsidiaries to do any of the foregoing.

          SECTION 5.03. Reporting Requirements. So long as any Advance or any other obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender shall have any Commitment hereunder, the Parent will furnish to the Agents and the Lenders:

          (a) Default Notice. As soon as possible and in any event within two days after the occurrence of each Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect continuing on the date of such statement, a statement of the chief financial officer of the Parent setting forth details of such Default, event, development or occurrence and the action that the Parent or the applicable Subsidiary has taken and proposes to take with respect thereto.

          (b) Annual Financials. (i) As soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the annual Consolidated audit report for such year for the Parent and its Subsidiaries, including therein a Consolidated balance sheet of the Parent and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of income and cash flows of the Parent and its Subsidiaries for such Fiscal Year, all reported on in a manner reasonably acceptable to the Securities and Exchange Commission in each case and accompanied by an opinion of PricewaterhouseCoopers LLP or other independent public accountants of recognized standing reasonably acceptable to the Required Lenders, together with (i) a certificate of the Chief Financial Officer of the Parent stating that no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent has taken a proposes to take with respect thereto, and (ii) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by the Parent in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Section 5.04.

          (ii) As soon as available and in any event within 120 days after the end of each Fiscal Year, a copy of the annual Consolidated audit report for such year for each Subsidiary Guarantor and its Subsidiaries, including therein a Consolidated balance sheet of such Subsidiary Guarantor and its Subsidiaries as of the end of such Fiscal Year and a Consolidated statement of income and a Consolidated statement of cash flows of such Subsidiary Guarantor and its Subsidiaries for such Fiscal Year, in each case accompanied by an opinion acceptable to the Required Lenders of PricewaterhouseCoopers LLP or other independent public accountants of recognized standing acceptable to the Required Lenders.

          (c) Quarterly Financials. As soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year, Consolidated balance sheets of the Parent and its Subsidiaries as of the end of such quarter and Consolidated statements of income and a Consolidated statement of cash flows of the Parent and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated statements of income and a Consolidated statement of cash flows of the Parent and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to the absence of footnotes and normal year-end audit adjustments) by the Chief Financial Officer of the Parent as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent has taken and proposes to take with respect thereto and (ii) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by the Parent in determining compliance with the covenants contained in Section 5.04.

          (d) Litigation. Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.01(f).

          (e) Securities Reports. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the Parent sends to its stockholders generally, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

          (f) ERISA.  (i)   ERISA Events.  Promptly and in any event within 10
     days after any Loan Party or any ERISA Affiliate institutes any steps to terminate any Pension Plan or becomes aware of the institution of any steps or any threat by the PBGC to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that any Loan Party or any ERISA Affiliate furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in any Loan Party or any ERISA Affiliate incurring any material liability, fine or penalty, or any material increase in the contingent liability of any Loan Party or any ERISA Affiliate with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto.

          (ii) Plan Annual Reports. Promptly upon request of any Agent or any Lender, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Pension Plan.

          (iii) Multiemployer Plan Notices. Promptly and in any event within 15 Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (A) the imposition of Withdrawal Liability by any such Multiemployer Plan, (B) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (C) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (A) or (B); provided, however, that such notice and documentation shall not be required to be provided (except at the specific request of any Agent or Lender, in which case such notice and documentation shall be promptly provided following such request) if such condition or event is not reasonably expected to result in any Loan Party or any ERISA Affiliate incurring any material liability, fine or penalty.

          (g) Year 2000 Compliance. Promptly after the Parent's discovery or determination thereof, notice (in reasonable detail) that any computer application that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant (as defined in Section 4.01(q)), except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

          (h) Statutory Statements. As soon as available and in any event within 20 days after submission, each statutory statement of the Loan Parties (or any of them) in the form submitted to The Insurance Division of the Office of Registrar of Companies of Bermuda.

          (i) Regulatory Notices, Etc. Promptly after any Responsible Officer of the Parent obtains knowledge thereof, (i) a copy of any notice from the Bermuda Minister of Finance or the Registrar of Companies or any other person of the revocation, the suspension or the placing of any restriction or condition on the registration as an insurer of any Borrower under the Bermuda Insurance Act 1978 (and related regulations) or of the institution of any proceeding or investigation which could result in any such revocation, suspension or placing of such a restriction or condition, (ii) copies of any correspondence by, to or concerning any Loan Party relating to an investigation conducted by the Bermuda Minister of Finance, whether pursuant to Section 132 of the Bermuda Companies Act 1981 (and related regulations) or otherwise and (iii) a copy of any notice of or requesting or otherwise relating to the winding-up or any similar proceeding of or with respect to any Loan Party.

          (j) Other Information. Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Agent, or any Lender through the Administrative Agent, may from time to time reasonably request.

          SECTION 5.04. Financial Covenants. So long as any Advance or any other obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender shall have any Commitment hereunder, the Parent will:

          (a) Adjusted Consolidated Debt to Total Capitalization Ratio.
     Maintain at all times a ratio of Adjusted Consolidated Debt to Total Capitalization of not more than the lesser of (a) 0.50 to 1 or (b) the Specified Ratio. For purposes of the foregoing, the Specified Ratio shall be the greater of 0.35 to 1 or the ratio determined by multiplying 1.25 times the numerator of the lowest ratio of Adjusted Consolidated Debt to Total Capitalization as of the last day of any fiscal quarter of the Parent after completion of the Acquisition.

          (b) Tangible Net Worth. Maintain at all times Consolidated Tangible Net Worth in an amount equal to the sum of (i) $1,000,000,000 plus (ii) 25% of Consolidated Net Income for each fiscal quarter of the Parent ending on and after June 30, 1999 for which such Consolidated Net Income is positive plus (iii) 75% (or, after the Equity Issuance (so long as the Net Cash Proceeds received by the Parent and its Subsidiaries are at least $500,000,000), 50%) of the aggregate amount by which Consolidated Tangible Net Worth shall have been increased by reason of the issuance and sale of any Equity Interests or Mandatorily Convertible Preferred Securities or, without duplication, the conversion or exchange of any Debt of the Parent into or with Equity Interests of the Parent.

                                  ARTICLE VI

                               EVENTS OF DEFAULT

          SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

          (a) (i) any Borrower shall fail to pay any principal of any Advance when the same shall become due and payable or (ii) any Borrower shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause
     (ii) within five Business Days after the same becomes due and payable; or

          (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

          (c) any Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, 5.01(d) (with respect to the Parent) or (e), 5.02 or 5.04; or

          (d) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after the earlier of the date on which (i) a Responsible Officer becomes aware of such failure or (ii) written notice thereof shall have been given to such Loan Party by any Agent or any Lender; or

          (e) the Parent or any of its Subsidiaries shall fail to pay any Material Financial Obligation (but excluding Debt outstanding hereunder) of the Parent or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Material Financial Obligation; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Material Financial Obligation and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Material Financial Obligation or otherwise to cause, or to permit the holder thereof to cause, such Material Financial Obligation to mature; or any such Material Financial Obligation shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Material Financial Obligation shall be required to be made, in each case prior to the stated maturity thereof; or

          (f) any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

          (g) any judgment or order for the payment of money in excess of $100,000,000 shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that could be reasonably likely to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (i) any provision of any Loan Document after delivery thereof pursuant to Section 3.01 shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it (other than as a result of a transaction permitted hereunder), or any such Loan Party shall so state in writing; or

          (j) a Change of Control shall occur; or

          (k) Any Loan Party or any ERISA Affiliate shall incur or shall be reasonably expected to incur liability in excess of $25,000,000 in the aggregate with respect to any Pension Plan or any Multiemployer Plan in connection with the occurrence of any of the following events or existence of any of the following conditions:

               (i) Institution of any steps by any Loan Party, any ERISA Affiliate or any other Person, including, without limitation, the PBGC to terminate a Pension Plan if as a result of such termination a Loan Party or any ERISA Affiliate could be required to make a contribution to such Pension Plan, or could incur a liability or obligation;

               (ii) A contribution failure occurs with respect to any Pension Plan sufficient to give rise to a lien under section 302(f) of ERISA; or

               (iii) Any condition shall exist or event shall occur with respect to a Pension Plan that is reasonably expected to result in any Loan Party or any ERISA Affiliate being required to furnish a bond or security to the PBGC or such Pension Plan, or incurring a liability or obligation.

               (iv) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan; or

               (v) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers, declare the Commitment of each Lender and the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and/or
(ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Borrower under the Federal Bankruptcy Code, (x) the Commitments of each Lender and the obligation of each Lender to make Advances shall automatically be terminated and (y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers.


                                  ARTICLE VII

                                 THE GUARANTY

          SECTION 7.01. The Guaranty. (a) Each Borrower jointly and severally, hereby unconditionally, absolutely and irrevocably guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of all amounts payable by each of the other Borrowers under the Loan Documents including, without limitation, the principal of and interest on each
Note issued by such other Borrowers pursuant to this Agreement. Upon failure by a Borrower to pay punctually any such amount, each other Borrower agrees to pay forthwith on demand the amount not so paid at the place and in the manner specified in this Agreement.

          (b) Each Borrower (other than the Parent), and by its acceptance of this Guaranty, the Administrative Agent and each other Lender, hereby confirms that it is the intention of all such Persons that this Guaranty and the obligations of each Borrower hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the obligations of each Borrower (other than the Parent) hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Lenders and the Borrowers hereby irrevocably agree that the obligations of each Borrower (other than the Parent) under this Article VII at any time shall be limited to the maximum amount as will result in the obligations of such Borrower under this Guaranty not constituting a fraudulent transfer or conveyance.

          SECTION 7.02. Guaranty Unconditional. The obligations of each Borrower under this Article VII shall be unconditional, absolute and irrevocable and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any other obligor under any of the Loan Documents, by operation of law or otherwise;

          (ii) any modification or amendment of or supplement to any of the Loan Documents;

          (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of any other obligor under any of the Loan Documents;

          (iv) any change in the corporate existence, structure or ownership of any obligor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other obligor or its assets or any resulting release or discharge of any obligation of any other obligor contained in any of the Loan Documents;

          (v) the existence of any claim, set-off or other rights which any obligor may have at any time against any other obligor, the Administrative Agent, any Lender or any other corporation or person, whether in connection with any of the Loan Documents or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (vi) any invalidity or unenforceability relating to or against any other obligor for any reason of any of the Loan Documents, or any provision of applicable law or regulation purporting to prohibit the payment by any other obligor of the principal of or interest on any Note or any other amount payable under any of the Loan Documents; or

          (vii) any other act or omission to act or delay of any kind by any obligor, the Administrative Agent, any Lender or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to a Borrower's obligations under this Article VII.

          SECTION 7.03. Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. Each Borrower's obligations under this Article VII shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the other Borrowers under the Loan Documents shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by a Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Borrower or otherwise, each other Borrower's obligations under this
Article VII with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

          SECTION 7.04. Waiver by the Borrowers. Each Borrower irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or person against any other obligor or any other corporation or person.

          SECTION 7.05. Subrogation. Each Borrower hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any other Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Borrower's obligations under or in respect of this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Lender against any other Borrower, any other Loan Party or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any other Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all amounts payable under this Guaranty shall have been paid in full in cash, and the Commitments shall have expired or been terminated. If any amount shall be paid to any Borrower in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of all amounts payable under this Guaranty, and (b) the Termination Date, such amount shall be received and held in trust for the benefit of the Lenders, shall be segregated from other property and funds of such Borrower and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to all amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any amounts payable under this Guaranty thereafter arising. If (i) any Borrower shall make payment to any Lender of all or any amounts payable under this Guaranty, (ii) all amounts payable under this Guaranty shall have been paid in full in cash, and (iii) the Termination Date shall have occurred, the Lenders will, at such Borrower's request and expense, execute and deliver to such Borrower appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Borrower of an interest in the obligations resulting from such payment made by such Borrower pursuant to this Guaranty.

          SECTION 7.06. Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Borrower under any of the Loan Documents is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless by payable by the other Borrowers under this Article VII forthwith on demand by the Administrative Agent made at the request of the requisite proportion of the Lenders.

          SECTION 7.07. Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of all amounts payable under this Guaranty and (ii) the Termination Date, (b) be binding upon each Borrower, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lenders and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as and to the extent provided in Section 9.07. No Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Required Lenders.


                                 ARTICLE VIII

                                  THE AGENTS

          SECTION 8.01. Authorization and Action. Each Lender (in its capacity as a Lender) hereby appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), no Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, or all the Lenders where unanimity is required and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that no Agent shall be required to take any action that exposes such Agent to personal liability or that is contrary to this Agreement or applicable law. Each Agent agrees to give to each Lender prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement.

          SECTION 8.02. Agents' Reliance, Etc. Neither any Agent nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each Agent:
(a) may treat the payee of any Note as the holder thereof until, in the case of the Administrative Agent, the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, or, in the case of any other Agent, such Agent has received notice from the Administrative Agent that it has received and accepted such Assignment and Acceptance, in each case as provided in Section 9.07; (b) may consult with legal counsel

(including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram or telecopy) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 8.03. MGT and Affiliates. With respect to its Commitments, the Committed Advances made by it and the Committed Notes issued to it, MGT shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not an Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include MGT in its individual capacity. MGT and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person that may do business with or own securities of any Loan Party or any such Subsidiary, all as if MGT were not Agent and without any duty to account therefor to the Lenders.

          SECTION 8.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION 8.05. Indemnification. (a) Each Lender severally agrees to indemnify each Agent (to the extent not promptly reimbursed by the Borrowers) from and against such Lender's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Agent under the Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse each Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrowers under Section 9.04, to the extent that such Agent is not promptly reimbursed for such costs and expenses by the Borrowers.

          (b) For purposes of this Section 8.05, the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of
(i) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lenders and (ii) their respective Unused Commitments at such time. The failure of any Lender to reimburse any Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to such Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse such Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse such Agent for such other Lender's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this
Section 8.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

          SECTION 8.06. Successor Agents. Any Agent may resign at any time by giving written notice thereof to the Lenders and the Parent and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent, subject (so long as no Event of Default exists) to the consent of the Parent (which consent shall not be unreasonably withheld). If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. If within 45 days after written notice is given of the retiring Agent's resignation or removal under this Section 8.06 no successor Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Agent's resignation or removal shall become effective, (ii) the retiring Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the Required Lenders shall thereafter perform all duties of the retiring Agent under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Agent as provided above. After any retiring Agent's resignation or removal hereunder as Agent shall have become effective, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                                  ARTICLE IX

                                 MISCELLANEOUS

          SECTION 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (and, in the case of an amendment, the Parent), and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders (other
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                                      66

than any Lender that is, at such time, a Defaulting Lender), do any of the following at any time: (i) waive any of the conditions specified in Section 3.01 or, in the case of the Initial Extension of Credit, Section 3.02, (ii) change the number of Lenders or the percentage of (x) the Commitments or (y) the aggregate unpaid principal amount of the Advances that, in each case, shall be required for the Lenders or any of them to take any action hereunder, (iii) reduce or limit the obligations of any Borrower under Section 7.01 or release such Borrower or otherwise limit such Borrower's liability with respect to the obligations owing to the Agents and the Lenders (iv) amend this Section 9.01,
(v) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (vi) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder (other than under Section 2.06(b)), (vii) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder (other than under Section 2.06(b)), or (viii) limit the liability of any Loan Party under any of the Loan Documents; provided further that no amendment, waiver or consent shall, unless in writing and signed by an Agent in addition to the Lenders required above to take such action, affect the rights or duties of such Agent under this Agreement or the other Loan Documents.

          SECTION 9.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered, if to any Borrower, at its address set forth below on the signature pages hereof; if to any Initial Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; if to the Syndication Agent, at its address at World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281, Attention: Carol Feley; and if to the Administrative Agent, at its address at 500 Stanton Christiana Road, Newark, DE 19713, Attention: Bill Wood; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed or telecopied, be effective when deposited in the mails, delivered to the telegraph company or transmitted by telecopier, respectively, except that notices and communications to any Agent pursuant to Article II, III or VIII shall not be effective until received by such Agent. Manual delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

          SECTION 9.03. No Waiver; Remedies. No failure on the part of any Lender or any Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.04. Costs and Expenses. (a) Each of the Borrowers jointly and severally agrees to pay on demand (i) all reasonable costs and expenses of the Agents in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of a single counsel for the Agents with respect
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                                      67

thereto, with respect to advising the Agents as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all reasonable costs and expenses of each Agent and each Lender in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender with respect thereto).

          (b) Each of the Borrowers jointly and severally agrees to indemnify and hold harmless each Agent, each Lender and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) this Agreement, the actual or proposed use of the proceeds of the Advances, the Transaction Documents or any of the transactions contemplated thereby, including, without limitation, any acquisition or proposed acquisition (including, without limitation, the Acquisition and any of the other transactions contemplated by the Transaction Documents) by any Borrower or any of its Subsidiaries or Affiliates of all or any portion of the Equity Interests in or Debt securities or substantially all of the assets of CIGNAP&C, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated by the Transaction Documents are consummated. Each of the Borrowers also agrees not to assert any claim against any Agent, any Lender or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the credit facilities provided hereunder, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Transaction Documents or any of the transactions contemplated by the Transaction Documents.

          (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance or LIBO Rate Advance is made by any Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.06, 2.09(b)(i) or 2.10(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or if any Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.04, 2.06 or 6.01 or otherwise, the Borrowers jointly and severally agree, within 10 days after demand by such Lender (with a copy of such demand to the Administrative Agent), which demand shall
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                                       68

include a calculation in reasonable detail of the amount demanded, to pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion or such failure to pay or prepay, as the case may be, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

          (d) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrowers contained in Sections 2.10 and 2.12 and this
Section 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

          SECTION 9.05. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Agent and each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Agent, such Lender or such Affiliate to or for the credit or the account of any Borrower against any and all of the obligations of such Borrower now or hereafter existing under the Loan Documents, irrespective of whether such Agent or such Lender shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Agent and each Lender agrees promptly to notify each Borrower after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Agent and each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Agent, such Lender and their respective Affiliates may have.

          SECTION 9.06. Binding Effect. This Agreement shall become effective when it shall have been executed by each Borrower and each Agent and the Administrative Agent shall have been notified by each Initial Lender that such Initial Lender and has executed it and thereafter shall be binding upon and inure to the benefit of each Borrower, each Agent and each Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

          SECTION 9.07. Assignments and Participations. (a) Each Lender may and, so long as no Default shall have occurred and be continuing, if demanded by any Borrower (following a demand by such Lender pursuant to Section 2.16), (i) upon at least five Business Days' notice to such Lender and the Administrative Agent, will assign to one or more Eligible Assignee, all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Committed Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of the Committed Facility, the "Committed Facility" under the ACE INA 364-Day Revolving Credit Facility and the "Committed Facility" under the Borrowers' Five-Year Revolving Credit Facility, except for any non-pro rata assignment by a "Downgraded Lender" under the Borrowers' Five-Year
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                                      69

Revolving Credit Facility of its commitment thereunder pursuant to Sections 2.17 and 2.19 and any non-pro rata assignments to a SPC pursuant to Section 9.07(l) and any other non-pro rata assignment approved by the Administrative Agent and any Borrower, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender, an Affiliate of any Lender or an Approved Fund of any Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the aggregate amount of the Commitments being assigned to such Eligible Assignee pursuant to such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) each assignment made as a result of a demand by any Borrower pursuant to Section 2.16 shall be arranged by such Borrower after consultation with the Administrative Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by any Borrower pursuant to Section 2.16 unless and until such Lender shall have received one or more payments from either such Borrower or other Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Committed Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement, (vi) as a result of such assignment, no Borrower shall be subject to additional amounts under
Section 2.10 or 2.12, (vii) no such assignment shall be permitted without the consent of the Administrative Agent and, so long as no Default shall have occurred and be continuing, the Parent (which consents shall not be unreasonably withheld) and (viii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $2,500.00.

          (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender or assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.10, 2.12 and 9.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

          (c) By executing and delivering an Assignment and Acceptance, each Lender assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto;
(ii) such assigning
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                                      70

Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

          (d) The Administrative Agent, acting for this purpose (but only for this purpose) as the agent of the Borrowers, shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance and each Designation Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and, with respect to Lenders other than Designated Bidders, the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Parent and each other Agent. No Assignment and Acceptance shall be effective unless and until it shall have been recorded in the Register. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, each Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if any assigning Lender has retained a Commitment hereunder, a new Note to the order of such assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 hereto.

          (f) Each Lender (other than the Designated Bidders) may designate one or more banks or other entities to have a right to make Competitive Bid Advances as a Lender pursuant to Section

2.03; provided, however, that (i) no such Lender shall be entitled to make more than 3 such designations, (ii) each such Lender making one or more such designations shall retain the right to make Competitive Bid Advances as a Lender pursuant to Section 2.03, (iii) each such designation shall be to a Designated Bidder and (iv) the parties to each such designation shall execute and deliver to the Agent, for its acceptance and recording in the Register, a Designation Agreement. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Designation Agreement, the designee thereunder shall be a party hereto with a right to make Competitive Bid Advances as a Lender pursuant to Section 2.03 and the obligations related thereto.

          (g) By executing and delivering a Designation Agreement, the Lender making the designation thereunder and its designee thereunder confirm and agree with each other and the other parties hereto as follows: (i) such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such designee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Designation Agreement; (iv) such designee will, independently and without reliance upon the Agent, such designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such designee confirms that it is a Designated Bidder; (vi) such designee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such designee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

          (h) Upon its receipt of a Designation Agreement executed by a designating Lender and a designee representing that it is a Designated Bidder, the Administrative Agent shall, if such Designation Agreement has been completed and is substantially in the form of Exhibit I hereto, (i) accept such Designation Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Parent.

          (i) Each Lender may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Committed Advances owing to it and the Committed Note or Notes (if any) held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any such Committed Note for all purposes of this Agreement, (iv) the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Committed Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Committed Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation. Each Lender shall, as agent of the Borrowers solely for the purposes of this Section, record in book entries maintained by such Lender, the name and amount of the participating interest of each Person entitled to receive payments in respect of any participating interests sold pursuant to this Section.

          (j) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant any information relating to any Borrower furnished to such Lender by or on behalf of any Borrower; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender.

          (k) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

          (l) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Parent, the option to provide to the Borrowers all or any part of any Committed Advance that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Committed Advance, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Committed Advance, the Granting Lender shall be obligated to make such Committed Advance pursuant to the terms hereof. The making of a Committed Advance by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Committed Advance were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.07(l), any SPC may (i) with notice to, but without the prior written consent of, the Parent and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Committed Advances to the Granting Lender or to any financial institutions (consented to by the Parent and

Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Committed Advances and (ii) disclose on a confidential basis any non-public information relating to its Committed Advances to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This section may not be amended without the written consent of each SPC.

          SECTION 9.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          SECTION 9.09. Confidentiality. Neither any Agent nor any Lender shall disclose any Confidential Information to any Person without the consent of the Parent, other than (a) to such Agent's or such Lender's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, (c) as requested or required by any state, Federal or foreign authority or examiner regulating such Lender and (d) to any rating agency when required by it, provided that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Loan Parties received by it from such Lender.

          SECTION 9.10. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

          (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          SECTION 9.11. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

          SECTION 9.12. Waiver of Jury Trial. Each of the Borrowers, the Agents and the Lenders irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Advances or the actions of any Agent or any Lender in the negotiation, administration, performance or enforcement thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       ACE LIMITED

The Common Seal of ACE Limited was
hereunto affixed in the presence of:

------------------------------
Director

------------------------------
Secretary


                                       ACE BERMUDA INSURANCE LTD.

The Common Seal of ACE Bermuda
Insurance Ltd. was hereunto affixed
in the presence of:

------------------------------
Director

------------------------------
Secretary

                                       TEMPEST REINSURANCE COMPANY LIMITED

The Common Seal of Tempest Reinsurance
Company Limited was hereunto affixed in
the presence of:

------------------------------
Director

------------------------------
Secretary


                                       ACE INA HOLDINGS INC


                                       By:
                                           ------------------------------------
                                           Title:

                                       MERRILL LYNCH, PIERCE, FENNER & SMITH
                                        INCORPORATED,
                                        as Lead Arranger and Syndication Agent


                                       By:
                                           ------------------------------------
                                           Title:


                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK,
                                         as Administrative Agent


                                       By:
                                           ------------------------------------
                                           Title:


                                       BANK OF AMERICA NATIONAL TRUST &
                                        SAVINGS ASSOCIATION,
                                        as Documentation Agent


                                       By:
                                           ------------------------------------
                                           Title:

                                   Initial Lenders


                                       MERRILL LYNCH CAPITAL CORPORATION


                                       By:
                                           ------------------------------------
                                           Title:

                                       MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK


                                       By:
                                           ------------------------------------
                                           Title:

                                       BANK OF AMERICA NATIONAL TRUST &
                                        SAVINGS ASSOCIATION


                                       By:
                                           ------------------------------------
                                           Title:

                                       CHASE MANHATTAN BANK


                                       By:
                                           ------------------------------------
                                           Title:

                                       MELLON BANK, N.A.


                                       By:
                                           ------------------------------------
                                           Title:

                                       ABN-AMRO BANK N.V.


                                       By:
                                           ------------------------------------
                                           Title:

                                       BANCO SANTANDER CENTRAL HISPANO, S.A.


                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NEW YORK


                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF NOVA SCOTIA


                                       By:
                                           ------------------------------------
                                           Title:

                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By:
                                           ------------------------------------
                                           Title:

                                       BARCLAYS BANK PLC


                                       By:
                                           ------------------------------------
                                           Title:

                                       BANQUE NATIONALE DE PARIS


                                       By:
                                           ------------------------------------
                                           Title:


                                       By:
                                           ------------------------------------
                                           Title:

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.


                                       By:
                                           ------------------------------------
                                           Title:

                                       CIBC INC.


                                       By:
                                           ------------------------------------
                                           Title:

                                       CITIBANK, N.A.


                                       By:
                                           ------------------------------------
                                           Title:

                                       COMERICA BANK


                                       By:
                                           ------------------------------------
                                           Title:

                                       COMMERZBANK AKTIENGESELLSCHAFT
                                         NEW YORK BRANCH


                                       By:
                                           ------------------------------------
                                           Title:


                                       By:
                                           ------------------------------------
                                           Title:

                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By:
                                           ------------------------------------
                                           Title:

                                       CREDIT SUISSE FIRST BOSTON


                                       By:
                                           ------------------------------------
                                           Title:


                                       By:
                                           ------------------------------------
                                           Title:

                                       DEUTSCHE BANK AG, NEW YORK AND/OR
                                         CAYMAN ISLANDS BRANCHES


                                       By:
                                           ------------------------------------
                                           Title:


                                       By:
                                           ------------------------------------
                                           Title:

                                       FIRST UNION NATIONAL BANK


                                       By:
                                           ------------------------------------
                                           Title:

                                       FLEET NATIONAL BANK


                                       By:
                                           ------------------------------------
                                           Title:

                                       ING BANK N.V., LONDON BRANCH


                                       By:
                                           ------------------------------------
                                           Title:


                                       By:
                                           ------------------------------------
                                           Title:

                                       KBC BANK


                                       By:
                                           ------------------------------------
                                           Title:


                                       By:
                                           ------------------------------------
                                           Title:

                                       LLOYDS BANK PLC


                                       By:
                                           ------------------------------------
                                           Title:


                                       By:
                                           ------------------------------------
                                           Title:

                                       ROYAL BANK OF CANADA


                                       By:
                                           ------------------------------------
                                           Title:

                                       SOCIETE GENERALE


                                       By:
                                           ------------------------------------
                                           Title:

                                       STATE STREET BANK AND TRUST COMPANY


                                       By:
                                           ------------------------------------
                                           Title:

                                       STANDARD CHARTERED BANK


                                       By:
                                           ------------------------------------
                                           Title:


                                       By:
                                           ------------------------------------
                                           Title: